UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08481

Columbia Funds Variable Insurance Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Variable Portfolio - High Income Fund

Annual Report for the Period Ended December 31, 2011

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Variable Portfolio – High Income Fund / December 31, 2011

Columbia Variable Portfolio – High Income Fund seeks total return, consisting of a high level of income and capital appreciation.

Brian Lavin has been the fund's portfolio manager since 2010.

Summary

For the 12-month period ended December 31, 2011, the fund's Class 1 shares outperformed their benchmark, the Credit Suisse High Yield Index.† The fund's relatively conservative orientation served it well during a period of extreme volatility within the high-yield universe.

A year of volatility

The high-yield market began 2011 on a strong note, buoyed by better-than-expected corporate earnings for the fourth quarter of 2010. But investor optimism underwent a sharp reversal during the second quarter, owing primarily to a series of events internationally. The first jolt to hit the financial markets came from the tsunami, earthquake and near nuclear meltdown that hit Japan in March. In Northern Africa and the Middle East, geopolitical uncertainty resulted in a sharp increase in worldwide oil prices, easily overshadowing a better-than-expected set of first-quarter earnings reports. The summer produced dual crises. Greece's financial difficulties threatened a full-blown sovereign debt crisis throughout Europe, while political gridlock dominated the domestic picture as the protracted negotiations to set the debt ceiling ended up taking away America's longstanding AAA credit rating. These concerns drove fixed-income investors to the relative safety of the U.S. Treasury market, and yields on lower quality securities soared. The weakest credits fared especially poorly, as, generally speaking, low quality has historically tended to underperform in periods of increased uncertainty and volatility. High-yield bonds eventually staged an impressive year-end rally when riskier markets rebounded going into year end, resulting in a solid return for 2011.

Conservative positioning benefited fund

Against this backdrop of uncertainty, the fund's relatively conservative positioning gave it a competitive advantage. The fund's underweight position in the real estate, banking, and airline sectors was particularly helpful to performance, while overweight positions in gaming and energy were also incrementally positive. Strong security selection in the mining and media sectors further aided results. On the downside, the fund's positions in the wireless sector detracted from performance, as did the fund's underweight in utilities and food and drug retailers, each of which outperformed the broader market.

Looking ahead

As we enter 2012, we maintain a constructive outlook for the high-yield market. The environment is not without its challenges. The economy must still contend with the overhang of high unemployment, a weak housing market and high government deficits. The European sovereign crisis is far from resolved, and global growth is widely expected to slow. Nonetheless, corporate earnings are expected to be solid, if unspectacular, and the default rate is likely to come in well below what the high-yield market's current valuation appears to suggest. We continue to believe that bottom-up credit selection will be a key driver of relative performance in 2012, as it was in 2011. We believe there are still solid risk-adjusted values in the marketplace and will look to invest incremental dollars in the mid to higher quality segment of the market. We will be selective in adding risk to the portfolio and may look to reduce risk on the margin should valuations improve.

Past performance is no guarantee of future results.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high yield securities or "junk" bonds offers the potential for higher current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Holdings are disclosed as of December 31, 2011, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

†  Please see "Performance Information" on the following page for a description of the index.

Performance Information

Columbia Variable Portfolio – High Income Fund / December 31, 2011

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC (the "Investment Manager") and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2011 (%)

	1-year	5-year	10-year
Class 1 (07/07/00)	6.46	5.67	8.38
Class 2* (05/01/06)	6.41	5.59	8.32
Credit Suisse High Yield Index[1]	5.47	7.12	9.07

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/10	12/31/11
Class 1	10.06	9.95
Class 2	10.05	9.94

Performance of a $10,000 investment, 01/01/02 – 12/31/11

Portfolio Breakdown1 (at December 31, 2011) (%)

Corporate Bonds & Notes	97.2
Convertible Bonds	0.0	*
Senior Loans	0.0	*
Common Stocks	0.1
Preferred Stocks	0.0	*
Warrants	0.0	*
Other[2]	2.7

*  Rounds to less than 0.1%.

1  Percentages indicated are based upon total investments. The Fund's composition is subject to change.

2  Includes Cash Equivalents.

The graph compares the results of a hypothetical $10,000 investment in Class 1 shares of the fund with the index. The returns for the index and Class 1 shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

*  The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

1  The Credit Suisse First Boston (CSFB) High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Fund Expense Example

Columbia Variable Portfolio – High Income Fund / December 31, 2011

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

07/01/11 – 12/31/11	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,022.90	1,022.06	3.04	3.04	0.60
Class 2	1,000.00	1,000.00	1,022.40	1,021.76	3.35	3.35	0.66

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had the Investment Manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Portfolio of Investments – Columbia Variable Portfolio – High Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes 95.6%
Aerospace & Defense 3.2%
ADS Tactical, Inc. Senior Secured(a)
04/01/18	11.000%	$1,254,000	$1,254,000
Huntington Ingalls Industries, Inc.(a)
03/15/18	6.875%	590,000	578,200
03/15/21	7.125%	836,000	819,280
Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	1,673,000	1,714,825
Oshkosh Corp.
03/01/17	8.250%	244,000	253,760
03/01/20	8.500%	811,000	835,330
Transdigm, Inc.
12/15/18	7.750%	239,000	256,925
Total			5,712,320
Automotive 1.9%
Chrysler Group LLC/Co-Issuer, Inc.(a) Senior Secured
06/15/19	8.000%	221,000	201,662
06/15/21	8.250%	150,000	136,125
Collins & Aikman Products Co. Senior Subordinated Notes(a)(b)(c)(d)
08/15/12	12.875%	620,000	62
Dana Holding Corp. Senior Unsecured
02/15/21	6.750%	38,000	38,855
Delphi Corp.(a)
05/15/19	5.875%	255,000	258,825
05/15/21	6.125%	170,000	174,250
Lear Corp. Escrow Bond(b)(d)
03/31/16		595,000	893
Lear Corp.
03/15/20	8.125%	1,471,000	1,603,390
Visteon Corp. Senior Notes(a)
04/15/19	6.750%	957,000	933,075
Total			3,347,137
Banking 0.2%
Lloyds Banking Group PLC(a)(e)
11/29/49	6.267%	728,000	393,120
Brokerage 1.2%
E*Trade Financial Corp. Senior Unsecured PIK
11/30/17	12.500%	1,870,000	2,113,100
Building Materials 2.3%
Building Materials Corp. of America(a) Senior Notes
08/15/18	6.875%	460,000	483,000
05/01/21	6.750%	1,140,000	1,197,000
Senior Secured
02/15/20	7.000%	440,000	473,000
Gibraltar Industries, Inc.
12/01/15	8.000%	545,000	545,000
Interface, Inc.
12/01/18	7.625%	660,000	697,950

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Building Materials (cont.)
Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	$306,000	$285,345
Nortek, Inc.(a)
12/01/18	10.000%	63,000	59,693
04/15/21	8.500%	397,000	335,465
Total			4,076,453
Chemicals 4.0%
CF Industries, Inc.
05/01/18	6.875%	219,000	250,755
05/01/20	7.125%	776,000	915,680
Hexion U.S. Finance Corp./Nova Scotia ULC Senior Secured
02/01/18	8.875%	315,000	295,312
Ineos Finance PLC Senior Secured(a)(e)
05/15/15	9.000%	775,000	786,625
JM Huber Corp. Senior Unsecured(a)
11/01/19	9.875%	490,000	501,025
Koppers, Inc.
12/01/19	7.875%	565,000	598,900
LyondellBasell Industries NV(a)(e)
11/15/21	6.000%	1,436,000	1,489,850
Momentive Performance Materials, Inc.
06/15/14	12.500%	302,000	320,120
Nalco Co.(a)
01/15/19	6.625%	742,000	858,865
Nova Chemicals Corp.(e) Senior Unsecured
11/01/16	8.375%	475,000	517,750
11/01/19	8.625%	6,000	6,615
Polypore International, Inc.
11/15/17	7.500%	545,000	564,075
Total			7,105,572
Construction Machinery 3.6%
CNH Capital LLC(a)
11/01/16	6.250%	692,000	712,760
Case New Holland, Inc.
12/01/17	7.875%	1,405,000	1,587,650
Columbus McKinnon Corp.
02/01/19	7.875%	188,000	195,285
Manitowoc Co., Inc. (The)
11/01/20	8.500%	1,155,000	1,217,081
Neff Rental LLC/Finance Corp. Secured(a)
05/15/16	9.625%	739,000	654,015
RSC Equipment Rental, Inc./Holdings III LLC
02/01/21	8.250%	290,000	293,625
United Rentals North America, Inc.
12/15/19	9.250%	1,315,000	1,380,750
Xerium Technologies, Inc.(a)
06/15/18	8.875%	435,000	393,675
Total			6,434,841

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – High Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Consumer Cyclical Services 0.3%
Goodman Networks, Inc. Senior Secured(a)
07/01/18	12.125%	$497,000	$474,635
Consumer Products 1.2%
Central Garden and Pet Co.
03/01/18	8.250%	345,000	338,963
Libbey Glass, Inc. Senior Secured
02/15/15	10.000%	242,000	258,940
Spectrum Brands Holdings, Inc. Senior Secured
06/15/18	9.500%	1,220,000	1,334,375
Spectrum Brands Holdings, Inc.(a) Senior Secured
06/15/18	9.500%	224,000	245,000
Total			2,177,278
Diversified Manufacturing 1.9%
Actuant Corp.
06/15/17	6.875%	680,000	700,400
Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%	1,095,000	1,162,069
CPM Holdings, Inc. Senior Secured
09/01/14	10.625%	164,000	174,660
Tomkins LLC/Inc. Secured
10/01/18	9.000%	94,000	104,223
WireCo WorldGroup, Inc.(a)
05/15/17	10.000%	1,134,000	1,141,087
Total			3,282,439
Electric 1.6%
AES Corp. (The) Senior Unsecured
10/15/17	8.000%	97,000	106,700
AES Corp. (The)(a) Senior Notes
07/01/21	7.375%	845,000	910,487
DPL, Inc. Senior Unsecured(a)
10/15/21	7.250%	167,000	180,360
Energy Future Intermediate Holding Co. LLC/Finance, Inc. Senior Secured
12/01/20	10.000%	115,000	121,325
GenOn Energy, Inc. Senior Unsecured
06/15/14	7.625%	320,000	320,000
10/15/18	9.500%	401,000	406,013
Ipalco Enterprises, Inc.
05/01/18	5.000%	220,000	215,600
Ipalco Enterprises, Inc.(a) Senior Secured
04/01/16	7.250%	525,000	561,750
Total			2,822,235

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Entertainment 0.9%
AMC Entertainment, Inc.
06/01/19	8.750%	$750,000	$776,250
Speedway Motorsports, Inc.
06/01/16	8.750%	420,000	457,800
02/01/19	6.750%	330,000	333,300
Total			1,567,350
Environmental 0.1%
Clean Harbors, Inc. Senior Secured
08/15/16	7.625%	210,000	223,125
Food and Beverage 0.8%
Cott Beverages, Inc.
11/15/17	8.375%	659,000	710,896
09/01/18	8.125%	545,000	588,600
Darling International, Inc.
12/15/18	8.500%	115,000	127,650
Total			1,427,146
Gaming 3.1%
Caesars Entertainment Operating Co., Inc. Senior Secured
06/01/17	11.250%	438,000	464,828
MGM Resorts International Senior Secured
03/15/20	9.000%	1,218,000	1,348,935
Senior Unsecured
03/01/18	11.375%	58,000	63,800
MGM Mirage
07/15/15	6.625%	370,000	351,500
Penn National Gaming, Inc. Senior Subordinated Notes
08/15/19	8.750%	166,000	180,525
Pinnacle Entertainment, Inc.
06/15/15	7.500%	88,000	87,120
ROC Finance LLC/Corp. Secured(a)
09/01/18	12.125%	481,000	506,252
San Pasqual Casino(a)
09/15/13	8.000%	40,000	39,400
Seminole Indian Tribe of Florida(a)
10/01/17	7.750%	500,000	520,000
Senior Secured
10/01/20	6.535%	1,260,000	1,227,303
Seneca Gaming Corp.(a)
12/01/18	8.250%	455,000	444,763
Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	248,000	248,000
Total			5,482,426
Gas Pipelines 4.0%
Copano Energy LLC/Finance Corp.
04/01/21	7.125%	275,000	277,750
El Paso Corp. Senior Unsecured
06/01/18	7.250%	1,147,000	1,255,965
09/15/20	6.500%	1,014,000	1,107,795
01/15/32	7.750%	495,000	571,725

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – High Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Gas Pipelines (cont.)
MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	$705,000	$736,725
Northwest Pipeline GP Senior Unsecured
12/01/25	7.125%	150,000	189,959
Regency Energy Partners LP/Finance Corp.
12/01/18	6.875%	1,195,000	1,266,700
07/15/21	6.500%	848,000	881,920
Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	859,000	874,032
Total			7,162,571
Health Care 6.1%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	60,000	61,800
AMGH Merger Sub, Inc. Senior Secured(a)
11/01/18	9.250%	25,000	25,750
American Renal Holdings Co., Inc. Senior Secured
05/15/18	8.375%	249,000	261,450
CHS/Community Health Systems, Inc.(a)
11/15/19	8.000%	530,000	535,300
ConvaTec Healthcare E SA Senior Unsecured(a)(e)
12/15/18	10.500%	882,000	787,185
Fresenius Medical Care U.S. Finance, Inc.(a)
02/15/21	5.750%	730,000	729,087
Fresenius Medical Care Us Finance(a)
09/15/18	6.500%	136,000	142,460
HCA, Inc. Senior Secured
02/15/20	6.500%	1,368,000	1,419,300
09/15/20	7.250%	2,675,000	2,822,125
Hanger Orthopedic Group, Inc.
11/15/18	7.125%	278,000	282,518
Health Management Associates, Inc. Senior Unsecured(a)
01/15/20	7.375%	844,000	877,760
Healthsouth Corp.
09/15/22	7.750%	67,000	65,911
InVentiv Health, Inc.(a)
08/15/18	10.000%	332,000	298,800
Kinetic Concepts/KCI U.S.A., Inc. Secured(a)
11/01/18	10.500%	362,000	354,760
Omnicare, Inc.
06/01/20	7.750%	168,000	180,390
STHI Holding Corp. Secured(a)
03/15/18	8.000%	198,000	203,445
Tenet Healthcare Corp. Senior Secured
07/01/19	8.875%	330,000	370,425

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Health Care (cont.)
Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	$1,110,000	$1,101,675
02/01/19	7.750%	388,000	372,480
Total			10,892,621
Home Construction 0.3%
Shea Homes LP/Funding Corp. Senior Secured(a)
05/15/19	8.625%	522,000	488,070
Independent Energy 9.5%
Antero Resources Finance Corp.
12/01/17	9.375%	31,000	33,480
Antero Resources Finance Corp.(a) Senior Notes
08/01/19	7.250%	48,000	49,200
Berry Petroleum Co. Senior Unsecured
06/01/14	10.250%	525,000	593,906
11/01/20	6.750%	180,000	182,025
Carrizo Oil & Gas, Inc.
10/15/18	8.625%	1,075,000	1,085,750
Carrizo Oil & Gas, Inc.(a)
10/15/18	8.625%	198,000	199,980
Chaparral Energy, Inc.
10/01/20	9.875%	224,000	241,920
09/01/21	8.250%	1,191,000	1,205,887
Chesapeake Energy Corp.
08/15/20	6.625%	1,608,000	1,716,540
02/15/21	6.125%	868,000	891,870
Concho Resources, Inc.
10/01/17	8.625%	149,000	162,783
01/15/21	7.000%	806,000	865,443
01/15/22	6.500%	382,000	399,190
Continental Resources, Inc.
10/01/19	8.250%	65,000	71,500
10/01/20	7.375%	377,000	410,930
04/01/21	7.125%	145,000	157,144
Kodiak Oil & Gas Corp. Senior Notes(a)(e)
12/01/19	8.125%	1,076,000	1,115,005
MEG Energy Corp.(a)(e)
03/15/21	6.500%	580,000	593,050
Oasis Petroleum, Inc.
02/01/19	7.250%	676,000	699,660
11/01/21	6.500%	656,000	651,080
Petrohawk Energy Corp.
08/15/18	7.250%	1,002,000	1,127,250
06/01/19	6.250%	56,000	61,600
QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	940,000	1,012,850
Range Resources Corp.
05/01/18	7.250%	8,000	8,520
06/01/21	5.750%	995,000	1,077,087
SM Energy Co. Senior Unsecured(a)
11/15/21	6.500%	264,000	271,920

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – High Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Independent Energy (cont.)
WPX Energy, Inc. Senior Unsecured(a)
01/15/22	6.000%	$447,000	$457,616
Whiting Petroleum Corp.
02/01/14	7.000%	1,520,000	1,618,800
10/01/18	6.500%	32,000	33,440
Total			16,995,426
Lodging 0.4%
Sheraton Holding Corp.
11/15/15	7.375%	420,000	474,600
Starwood Hotels & Resorts Worldwide, Inc. Senior Unsecured
05/15/18	6.750%	210,000	237,300
Total			711,900
Media Cable 5.4%
CCO Holdings LLC/Capital Corp.
04/30/20	8.125%	1,681,000	1,840,695
CSC Holdings LLC Senior Unsecured
02/15/19	8.625%	555,000	639,638
CSC Holdings LLC(a) Senior Unsecured
11/15/21	6.750%	826,000	869,365
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a)
11/15/17	8.625%	1,142,000	1,210,520
DISH DBS Corp.
09/01/19	7.875%	768,000	867,840
06/01/21	6.750%	892,000	961,130
Insight Communications Co., Inc. Senior Notes(a)
07/15/18	9.375%	976,000	1,115,080
Quebecor Media, Inc.(b)(d)(e)
01/15/49	9.750%	1,855,000	96,460
Quebecor Media, Inc.(e) Senior Unsecured
03/15/16	7.750%	1,635,000	1,679,962
UPCB Finance V Ltd. Senior Secured(a)(e)
11/15/21	7.250%	392,000	396,779
Total			9,677,469
Media Non-Cable 6.1%
AMC Networks, Inc.(a)
07/15/21	7.750%	997,000	1,084,237
Belo Corp. Senior Unsecured
11/15/16	8.000%	1,080,000	1,169,100
Clear Channel Worldwide Holdings, Inc.
12/15/17	9.250%	891,000	962,280
EH Holding Corp. Senior Secured(a)
06/15/19	6.500%	433,000	451,403
Intelsat Jackson Holdings SA(a)(e)
04/01/19	7.250%	580,000	588,700
Lamar Media Corp.
04/15/18	7.875%	37,000	39,220

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Media Non-Cable (cont.)
National Cinemedia Llc
07/15/21	7.875%	$470,000	$465,888
Nielsen Finance LLC/Co.
10/15/18	7.750%	590,000	637,200
Salem Communications Corp. Secured
12/15/16	9.625%	1,221,000	1,288,155
Sinclair Television Group, Inc. Secured(a)
11/01/17	9.250%	1,717,000	1,871,530
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(b)(d)
07/01/15	9.300%	29,663	28,512
Univision Communications, Inc. Senior Secured(a)
11/01/20	7.875%	1,075,000	1,091,125
XM Satellite Radio, Inc.(a)
11/01/18	7.625%	1,197,000	1,268,820
Ziff Davis Media, Inc.(b)(c)(d)
12/15/11	13.500%	68,749	1,794
Total			10,947,964
Metals 5.8%
Alpha Natural Resources, Inc.
06/01/19	6.000%	744,000	721,680
Arch Coal, Inc.(a)
06/15/19	7.000%	916,000	938,900
06/15/21	7.250%	455,000	467,513
Calcipar SA Senior Secured(a)(e)
05/01/18	6.875%	834,000	750,600
Consol Energy, Inc.
04/01/17	8.000%	885,000	969,075
04/01/20	8.250%	870,000	961,350
FMG Resources August 2006 Proprietary Ltd.(a)(e)
11/01/15	7.000%	1,188,000	1,199,880
02/01/16	6.375%	372,000	360,840
02/01/18	6.875%	204,000	195,330
Senior Notes
11/01/19	8.250%	731,000	738,310
JMC Steel Group Senior Notes(a)
03/15/18	8.250%	545,000	531,375
Neenah Foundry Co. Secured PIK
07/29/15	15.000%	258,474	255,889
Novelis, Inc.(e)
12/15/20	8.750%	528,000	566,280
Peabody Energy Corp.(a) Senior Notes
11/15/21	6.250%	436,000	451,260
Senior Unsecured
11/15/18	6.000%	655,000	668,100
Rain CII Carbon LLC/Corp. Senior Secured(a)
12/01/18	8.000%	591,000	604,297
Total			10,380,679

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – High Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Non-Captive Consumer 1.2%
SLM Corp. Senior Notes
01/25/16	6.250%	$493,000	$479,432
Senior Unsecured
03/25/20	8.000%	808,000	816,080
Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	1,184,000	855,440
Total			2,150,952
Non-Captive Diversified 8.0%
Ally Financial, Inc.
03/15/20	8.000%	4,095,000	4,197,375
CIT Group, Inc.(a) Secured
05/02/17	7.000%	3,315,000	3,310,856
04/01/18	6.625%	695,000	714,112
Ford Motor Credit Co. LLC Senior Unsecured
01/15/20	8.125%	1,905,000	2,242,315
02/01/21	5.750%	1,395,000	1,453,773
International Lease Finance Corp. Senior Unsecured
09/01/17	8.875%	460,000	474,950
12/15/20	8.250%	1,485,000	1,499,850
Intl Lease Finance Corp.
01/15/22	8.625%	401,000	405,654
Total			14,298,885
Oil Field Services 1.2%
Offshore Group Investments Ltd. Senior Secured(e)
08/01/15	11.500%	1,386,000	1,498,613
Oil States International, Inc.
06/01/19	6.500%	686,000	701,435
Total			2,200,048
Other Industry 0.2%
Interline Brands, Inc.
11/15/18	7.000%	261,000	270,135
Packaging 2.8%
Ardagh Packaging Finance PLC Senior Secured(a)(e)
10/15/17	7.375%	1,002,000	1,012,020
Greif, Inc. Senior Unsecured
08/01/19	7.750%	633,000	683,640
Reynolds Group Issuer, Inc./LLC(a) Senior Secured
08/15/19	7.875%	2,073,000	2,166,285
02/15/21	6.875%	380,000	377,150
Senior Unsecured
08/15/19	9.875%	375,000	363,750
Reynolds Group Issuer, Inc./LLC(a) Senior Secured
10/15/16	8.750%	325,000	342,063
Total			4,944,908

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Paper 0.6%
Cascades, Inc.(e)
12/15/17	7.750%	$190,000	$188,100
01/15/20	7.875%	500,000	485,000
Verso Paper Holdings LLC/Inc. Secured
02/01/19	8.750%	610,000	372,100
Total			1,045,200
Pharmaceuticals 1.4%
Endo Pharmaceuticals Holdings, Inc.
01/15/22	7.250%	259,000	275,511
Grifols, Inc.
02/01/18	8.250%	618,000	648,900
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a)
12/01/19	9.500%	185,000	194,250
Mylan, Inc.(a)
07/15/17	7.625%	785,000	856,631
11/15/18	6.000%	530,000	545,238
Total			2,520,530
Property & Casualty —%
Lumbermens Mutual Casualty(a)(c)
12/01/97	8.450%	30,000	78
Lumbermens Mutual Casualty(c) Subordinated Notes
07/01/26	9.155%	645,000	1,677
Total			1,755
Refining 0.3%
United Refining Co. Senior Secured
02/28/18	10.500%	591,000	552,585
Retailers 0.9%
Limited Brands, Inc.
04/01/21	6.625%	370,000	392,200
QVC, Inc. Senior Secured(a)
10/01/19	7.500%	289,000	312,120
Rite Aid Corp. Senior Secured
08/15/20	8.000%	555,000	613,275
Sally Holdings LLC/Capital, Inc.(a)
11/15/19	6.875%	180,000	187,200
Total			1,504,795
Technology 3.5%
Amkor Technology, Inc. Senior Unsecured
05/01/18	7.375%	535,000	547,037
06/01/21	6.625%	780,000	750,750
Brocade Communications Systems, Inc. Senior Secured
01/15/18	6.625%	156,000	162,240
01/15/20	6.875%	520,000	553,800
Cardtronics, Inc.
09/01/18	8.250%	93,000	101,370

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – High Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Technology (cont.)
Cdw Llc / Cdw Finance Corp.
12/15/18	8.000%	$1,050,000	$1,094,625
04/01/19	8.500%	26,000	26,195
CommScope, Inc.(a)
01/15/19	8.250%	415,000	415,000
Equinix, Inc. Senior Unsecured
07/15/21	7.000%	245,000	259,700
First Data Corp. Senior Secured(a)
08/15/20	8.875%	165,000	165,000
Interactive Data Corp.
08/01/18	10.250%	880,000	963,600
NXP BV/Funding LLC Senior Secured(a)(e)
08/01/18	9.750%	502,000	549,690
iGate Corp.(a)
05/01/16	9.000%	680,000	707,200
Total			6,296,207
Transportation Services 0.7%
Avis Budget Car Rental LLC/Finance, Inc.
01/15/19	8.250%	402,000	398,985
Avis Budget Car Rental Llc
03/15/20	9.750%	290,000	297,975
Hertz Corp.
01/15/21	7.375%	606,000	615,848
Total			1,312,808
Wireless 5.7%
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured(a)
05/01/17	7.750%	832,000	896,480
Cricket Communications, Inc.
10/15/20	7.750%	351,000	307,125
Senior Secured
05/15/16	7.750%	1,437,000	1,483,702
MetroPCS Wireless, Inc.
11/15/20	6.625%	277,000	258,303
NII Capital Corp.
04/01/21	7.625%	561,000	556,793
SBA Telecommunications, Inc.
08/15/19	8.250%	355,000	386,063
Sprint Capital Corp.
11/15/28	6.875%	1,830,000	1,306,162
Sprint Nextel Corp.(a)
11/15/18	9.000%	2,277,000	2,388,004
Wind Acquisition Finance SA Senior Secured(a)(e)
02/15/18	7.250%	2,785,000	2,513,462
Total			10,096,094
Wirelines 5.2%
CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	1,690,000	1,693,113

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Wirelines (cont.)
Cincinnati Bell, Inc.
10/15/17	8.250%	$189,000	$189,945
Frontier Communications Corp. Senior Unsecured
04/15/20	8.500%	704,000	720,720
Integra Telecom Holdings, Inc. Senior Secured(a)
04/15/16	10.750%	240,000	193,200
Level 3 Escrow, Inc. Senior Unsecured(a)
07/01/19	8.125%	558,000	549,630
Level 3 Financing, Inc.
02/01/18	10.000%	242,000	256,520
04/01/19	9.375%	936,000	976,950
PAETEC Holding Corp. Senior Secured
06/30/17	8.875%	1,075,000	1,161,000
Qwest Corp. Senior Unsecured
12/01/21	6.750%	2,386,000	2,600,740
Windstream Corp.
10/15/20	7.750%	955,000	987,231
Total			9,329,049
Total Corporate Bonds & Notes (Cost: $169,158,212)			$170,419,828
Convertible Bonds —%
Wirelines —%
At Home Corp. Subordinated Notes(b)(c)(d)
06/12/15	4.750%	$296,350	$30
Total Convertible Bonds (Cost: $—)			$30
Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans —%
Electric —%
BHM Technologies LLC Exit Term Loan(b)(c)(d)
10/12/26	6.313%	$386,034	$1,042
Total Senior Loans (Cost $951,580)			$1,042

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – High Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 0.1%
CONSUMER DISCRETIONARY —%
Media —%
Haights Cross Communications, Inc.(b)(d)(g)	27,056	$—
Ziff Davis Holdings, Inc.(b)(d)(i)	553	6
Total		6
TOTAL CONSUMER DISCRETIONARY		6
CONSUMER STAPLES —%
Beverages —%
Cott Corp.(e)(i)	1,700	10,642
TOTAL CONSUMER STAPLES		10,642
INDUSTRIALS —%
Airlines —%
Delta Air Lines, Inc.(i)	399	3,228
Building Products —%
BHM Technologies LLC(b)(d)	35,922	359
Commercial Services & Supplies —%
Quad Graphics, Inc.	2,869	41,141
Road & Rail —%
Quality Distribution, Inc.(i)	195	2,194
TOTAL INDUSTRIALS		46,922
INFORMATION TECHNOLOGY —%
Communications Equipment —%
Loral Space & Communications, Inc.(i)	6	389
TOTAL INFORMATION TECHNOLOGY		389
MATERIALS 0.1%
Metals & Mining 0.1%
Neenah Enterprises, Inc.(b)(d)(i)	45,482	204,214
TOTAL MATERIALS		204,214
UTILITIES —%
Independent Power Producers & Energy Traders —%
Calpine Corp. Escrow(b)(d)(g)	6,049,000	—
TOTAL UTILITIES		—
Total Common Stocks (Cost: $845,401)		$262,173
Preferred Stocks —%
INDUSTRIALS —%
Industrial Conglomerates —%
BHM Technologies LLC(b)(d)(i)	430	$4
TOTAL INDUSTRIALS		4
Total Preferred Stocks (Cost: $23)		$4

Issuer	Shares	Value
Warrants —%
CONSUMER DISCRETIONARY —%
Media —%
ION Media Networks, Inc.(b)(d)(i)
12/18/16	62	$1
12/18/16	61	—
Total		1
TOTAL CONSUMER DISCRETIONARY		1
Total Warrants (Cost: $316,604)		$1
Money Market Funds 2.7%
Columbia Short-Term Cash Fund, 0.141%(f)(h)	4,728,321	$4,728,321
Total Money Market Funds (Cost: $4,728,321)		$4,728,321
Total Investments (Cost: $176,000,141)		$175,411,399
Other Assets & Liabilities, Net		2,870,492
Net Assets		$178,281,891

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – High Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $63,097,449 or 35.39% of net assets.

(b)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2011 was $333,377, representing 0.19% of net assets. Information concerning such security holdings at December 31, 2011 was as follows:

Security Description	Acquisition Dates	Cost
At Home Corp. Subordinated Notes 4.750% 06/12/15	07/26/05	$—
BHM Technologies LLC 6.313% 10/12/26	06/21/07 - 03/31/10	951,580
BHM Technologies LLC	07/21/06	1,940
BHM Technologies LLC	07/21/06	23
Calpine Corp. Escrow	09/29/11	—
Collins & Aikman Products Co. Senior Subordinated Notes 12.875% 08/15/12	08/12/04 - 04/12/05	488,810
Haights Cross Communications, Inc.	01/15/04 - 02/03/06	307,972
ION Media Networks, Inc 12/18/16 12/18/16	12/19/05 - 04/14/09 12/19/05 - 04/14/09	159,589 157,015
Lear Corp. Escrow Bond 03/31/16	11/20/06 - 07/24/08	—
Neenah Enterprises, Inc.	08/02/10	385,233
Quebecor Media, Inc 9.750% 01/15/49	01/17/07 - 07/24/08	14,474
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates 9.300% 07/01/15	01/27/03	28,411
Ziff Davis Media, Inc. 13.500% 12/15/11	07/01/08 - 04/15/11	53,372
Ziff Davis Holdings, Inc.	07/01/08	6

(c)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2011, the value of these securities amounted to $4,683, which represents less than 0.01% of net assets.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2011, the value of these securities amounted to $333,377, which represents 0.19% of net assets.

(e)  Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $18,519,868 or 10.39% of net assets.

(f)  The rate shown is the seven-day current annualized yield at December 31, 2011.

(g)  Negligible market value.

(h)  Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$39,717,526	$(34,989,205)	$—	$4,728,321	$2,698	$4,728,321

(i)  Non-income producing.

Abbreviation Legend

PIK  Payment-in-Kind

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – High Income Fund

December 31, 2011

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – High Income Fund

December 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Bonds
Corporate Bonds & Notes
Aerospace & Defense	$—	$5,712,320	$—	$5,712,320
Automotive	—	3,346,182	955	3,347,137
Banking	—	393,120	—	393,120
Brokerage	—	2,113,100	—	2,113,100
Building Materials	—	4,076,453	—	4,076,453
Chemicals	—	7,105,572	—	7,105,572
Construction Machinery	—	6,434,841	—	6,434,841
Consumer Cyclical Services	—	474,635	—	474,635
Consumer Products	—	2,177,278	—	2,177,278
Diversified Manufacturing	—	3,282,439	—	3,282,439
Electric	—	2,822,235	—	2,822,235
Entertainment	—	1,567,350	—	1,567,350
Environmental	—	223,125	—	223,125
Food and Beverage	—	1,427,146	—	1,427,146
Gaming	—	5,482,426	—	5,482,426
Gas Pipelines	—	7,162,571	—	7,162,571
Health Care	—	10,892,621	—	10,892,621
Home Construction	—	488,070	—	488,070
Independent Energy	—	16,995,426	—	16,995,426
Logding	—	711,900	—	711,900
Media Cable	—	9,581,009	96,460	9,677,469
Media Non-Cable	—	10,917,658	30,306	10,947,964
Metals	—	10,380,679	—	10,380,679
Non-Captive Consumer	—	2,150,952	—	2,150,952
Non-Captive Diversified	—	14,298,885	—	14,298,885
Oil Field Services	—	2,200,048	—	2,200,048
Other Industry	—	270,135	—	270,135
Packaging	—	4,944,908	—	4,944,908
Paper	—	1,045,200	—	1,045,200
Pharmaceuticals	—	2,520,530	—	2,520,530
Property & Casualty	—	1,755	—	1,755
Refining	—	552,585	—	552,585
Retailers	—	1,504,795	—	1,504,795
Technology	—	6,296,207	—	6,296,207
Transportation Services	—	1,312,808	—	1,312,808
Wireless	—	10,096,094	—	10,096,094
Wirelines	—	9,329,049	—	9,329,049
Convertible Bonds	—	—	30	30
Total Bonds	—	170,292,107	127,751	170,419,858
Senior Loans
Electric	—	—	1,042	1,042
Total Senior Loans	—	—	1,042	1,042
Equity Securities
Common Stocks
Consumer Discretionary	—	—	6	6
Consumer Staples	10,642	—	—	10,642
Industrials	46,563	—	359	46,922
Information Technology	389	—	—	389
Materials	—	—	204,214	204,214
Utilities	—	—	—	—

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – High Income Fund

December 31, 2011

Fair Value Measurements (continued)

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Preferred Stocks
Industrials	$—	$—	$4	$4
Warrants
Consumer Discretionary	—	—	1	1
Total Equity Securities	57,594	—	204,584	262,178
Other
Money Market Funds	4,728,321	—	—	4,728,321
Total Other	4,728,321	—	—	4,728,321
Total	$4,785,915	$170,292,107	$333,377	$175,411,399

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds, convertible bonds and common stocks classified Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates, of future distributions from the liquidation of company assets or potential actions related to the respective company's bankruptcy filing.

Certain corporate bonds, common stocks and preferred stocks classified Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, estimated cash flows of the securities, market multiples or observed yields derived from a set of comparable companies, and the position of the security within the respective company's capital structure.

Certain warrants classified as level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the exercise prices of the security, closing prices of similar securities from the issuer, and volatility factors.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes	Convertible Bonds	Senior Loans	Preferred Stocks	Common Stocks	Warrants	Total
Balance as of December 31, 2010	$134,983	$29	$1,081,042	$4	$204,584	$1	$1,420,643
Accrued discounts/premiums	554	—	—	—	—	—	554
Realized gain (loss)	419	—	—	—	(5)	—	414
Change in unrealized appreciation (depreciation)**	(2,725)	1	—	—	—	—	(2,724)
Sales	(5,568)	—	(1,080,000)	—	—	(157,015)	(1,242,583)
Purchases	58	—	—	—	—	157,015	157,073
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—	—
Balance as of December 31, 2011	$127,721	$30	$1,042	$4	$204,579	$1	$333,377

**  Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2011 was $(2,724).

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities – Columbia Variable Portfolio – High Income Fund

December 31, 2011

Assets
Investments, at value
Unaffiliated issuers (identified cost $171,271,820)	$170,683,078
Affiliated issuers (identified cost $4,728,321)	4,728,321
Total investments (identified cost $176,000,141)	175,411,399
Receivable for:
Investments sold	473,362
Capital shares sold	940
Dividends	526
Interest	2,942,315
Expense reimbursement due from Investment Manager	26,648
Prepaid expense	5,689
Trustees' deferred compensation plan	438
Total assets	178,861,317
Liabilities
Payable for:
Capital shares purchased	379,806
Investment management fees	80,176
Distribution fees	6,289
Transfer agent fees	8,746
Administration fees	11,662
Compensation of board members	42,228
Other expenses	50,081
Trustees' deferred compensation plan	438
Total liabilities	579,426
Net assets applicable to outstanding capital stock	$178,281,891

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities (continued) – Columbia Variable Portfolio – High Income Fund

December 31, 2011

Represented by
Paid-in capital	$196,735,893
Undistributed net investment income	11,732,109
Accumulated net realized loss	(29,597,369)
Unrealized appreciation (depreciation) on:
Investments	(588,742)
Total — representing net assets applicable to outstanding capital stock	$178,281,891
Net assets applicable to outstanding shares
Class 1	$49,949,087
Class 2	$128,332,804
Shares outstanding
Class 1	5,020,873
Class 2	12,909,643
Net asset value per share
Class 1	$9.95
Class 2	$9.94

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Operations – Columbia Variable Portfolio – High Income Fund

Year Ended December 31, 2011

Net investment income
Income:
Dividends	$1,722
Interest	13,245,693
Dividends from affiliates	2,698
Foreign taxes withheld	(1,055)
Total income	13,249,058
Expenses:
Investment management fees	1,038,029
Distribution fees
Class 2	334,267
Transfer agent fees
Class 1	33,022
Class 2	80,217
Administration fees	150,986
Compensation of board members	13,858
Pricing and bookkeeping fees	14,455
Custodian fees	32,049
Printing and postage fees	66,324
Professional fees	65,299
Chief compliance officer expenses	268
Other	9,728
Total expenses	1,838,502
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(371,626)
Fees waived by distributor — Class 2	(254,053)
Expense reductions	(30)
Total net expenses	1,212,793
Net investment income	12,036,265
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	3,319,725
Foreign currency translations	(2,525)
Net realized gain	3,317,200
Net change in unrealized appreciation (depreciation) on:
Investments	(3,798,519)
Foreign currency translations	(73)
Net change in unrealized depreciation	(3,798,592)
Net realized and unrealized loss	(481,392)
Net increase in net assets resulting from operations	$11,554,873

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets – Columbia Variable Portfolio – High Income Fund

	Year ended December 31, 2011	Year ended December 31, 2010
Operations
Net investment income	$12,036,265	$13,614,120
Net realized gain	3,317,200	1,944,478
Net change in unrealized appreciation (depreciation)	(3,798,592)	5,926,572
Net increase in net assets resulting from operations	11,554,873	21,485,170
Distributions to shareholders from:
Net investment income
Class 1	(4,042,824)	(4,531,681)
Class 2	(9,717,660)	(10,362,420)
Total distributions to shareholders	(13,760,484)	(14,894,101)
Increase (decrease) in net assets from share transactions	(11,688,749)	(5,110,889)
Total increase (decrease) in net assets	(13,894,360)	1,480,180
Net assets at beginning of year	192,176,251	190,696,071
Net assets at end of year	$178,281,891	$192,176,251
Undistributed net investment income	$11,732,109	$13,161,212

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class 1 shares
Subscriptions	570,556	5,742,252	811,708	8,117,471
Distributions reinvested	407,543	4,042,824	477,522	4,531,681
Redemptions	(1,711,322)	(17,009,164)	(1,505,284)	(15,018,068)
Net decrease	(733,223)	(7,224,088)	(216,054)	(2,368,916)
Class 2 shares
Subscriptions	782,579	7,975,001	587,716	5,812,765
Distributions reinvested	980,591	9,717,660	1,091,930	10,362,420
Redemptions	(2,216,666)	(22,157,322)	(1,900,029)	(18,917,158)
Net decrease	(453,496)	(4,464,661)	(220,383)	(2,741,973)
Total net decrease	(1,186,719)	(11,688,749)	(436,437)	(5,110,889)

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights – Columbia Variable Portfolio – High Income Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31,
	2011		2010		2009		2008		2007
Class 1
Per share data
Net asset value, beginning of period	$10.06		$9.76		$7.53		$11.14		$11.52
Income from investment operations:
Net investment income	0.65		0.72		0.73		0.81		0.84
Net realized and unrealized gain (loss)	(0.00	)(a)	0.41		2.46		(3.33)		(0.63)
Total from investment operations	0.65		1.13		3.19		(2.52)		0.21
Less distributions to shareholders from:
Net investment income	(0.76)		(0.83)		(0.96)		(1.09)		(0.59)
Total distributions to shareholders	(0.76)		(0.83)		(0.96)		(1.09)		(0.59)
Net asset value, end of period	$9.95		$10.06		$9.76		$7.53		$11.14
Total return	6.46%		12.07%		44.34%		(24.88%)		1.84	%(e)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.80%		0.89%		0.93%		0.89%		0.90%
Net expenses after fees waived or expenses reimbursed(c)	0.60	%(d)	0.60	%(d)	0.60	%(d)	0.60	%(d)	0.60	%(d)
Net investment income	6.42	%(d)	7.21	%(d)	8.33	%(d)	8.15	%(d)	7.31	%(d)
Supplemental data
Net assets, end of period (in thousands)	$49,949		$57,870		$58,247		$47,162		$86,238
Portfolio turnover	98%		91%		36%		23%		46%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes a reimbursement by the investment sub-adviser for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Variable Portfolio – High Income Fund

	Year ended Dec. 31,
	2011		2010		2009		2008		2007
Class 2
Per share data
Net asset value, beginning of period	$10.05		$9.75		$7.52		$11.13		$11.53
Income from investment operations:
Net investment income	0.64		0.71		0.72		0.80		0.83
Net realized and unrealized gain (loss)	(0.00	)(a)	0.41		2.46		(3.33)		(0.63)
Total from investment operations	0.64		1.12		3.18		(2.53)		0.20
Less distributions to shareholders from:
Net investment income	(0.75)		(0.82)		(0.95)		(1.08)		(0.60)
Total distributions to shareholders	(0.75)		(0.82)		(0.95)		(1.08)		(0.60)
Net asset value, end of period	$9.94		$10.05		$9.75		$7.52		$11.13
Total return	6.41%		12.01%		44.30%		(24.96%)		1.70	%(e)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.05%		1.14%		1.18%		1.14%		1.15%
Net expenses after fees waived or expenses reimbursed(c)	0.66	%(d)	0.66	%(d)	0.66	%(d)	0.66	%(d)	0.66	%(d)
Net investment income	6.36	%(d)	7.15	%(d)	8.25	%(d)	8.11	%(d)	7.21	%(d)
Supplemental data
Net assets, end of period (in thousands)	$128,333		$134,306		$132,449		$97,038		$166,724
Portfolio turnover	98%		91%		36%		23%		46%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes a reimbursement by the investment sub-adviser for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Notes to Financial Statements

Columbia Variable Portfolio – High Income Fund / December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – High Income Fund (the Fund), formerly known as Columbia High Yield Fund, Variable Series, a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. On May 2, 2011, Columbia High Yield Fund, Variable Series was renamed Columbia Variable Portfolio – High Income Fund.

Fund Shares—The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and/or variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans and other qualified institutional investors (collectively, Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure. On May 2, 2011, Class A and Class B shares of the Fund were renamed Class 1 and Class 2 shares, respectively.

Note 2. Summary of Significant Accounting Policies

Use of Estimates—The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows

Notes to Financial Statements (continued)

Columbia Variable Portfolio – High Income Fund / December 31, 2011

and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation—The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Loan Participations and Commitments—The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation (Selling Participant), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition—Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Expenses—General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications—Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be

Notes to Financial Statements (continued)

Columbia Variable Portfolio – High Income Fund / December 31, 2011

determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees—Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to 0.55% of the Fund's average daily net assets.

Administration Fees—Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 11, 2011, the Fund pays the Fund Administrator an annual fee rate for administration and accounting services equal to 0.08% of the Fund's average daily net assets. Prior to July 11, 2011, the administration fee was equal to the annual rate of 0.08% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees—Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Other Fees—Other expenses are for, among other things, certain expenses of the Funds or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were $1,209.

Compensation of Board Members—Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer—The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund's expenses associated with the Chief Compliance Officer are paid directly by Columbia. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fee—Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the

Notes to Financial Statements (continued)

Columbia Variable Portfolio – High Income Fund / December 31, 2011

average daily net assets attributable to Class 1 and Class 2 shares of the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

Distribution Fees—The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

The Distributor has voluntarily agreed to waive 0.19% of the distribution fee for Class 2 shares. This arrangement may be modified or terminated by the Distributor at any time.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates—The Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse expenses so that the Fund's net operating expenses (excluding certain expenses, such as transaction costs and brokerage commissions, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates below as a percentage of the class' average daily net assets. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time.

Class 1	0.60%
Class 2	0.85

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended December 31, 2011, these differences are primarily due to foreign currency transactions, defaulted bond adjustments, deferred trustees expense, market discount/premium and deferral/reversal of wash sales. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$295,116
Accumulated net realized loss	(605,700)
Paid-in capital	310,584

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31,
	2011	2010
Ordinary income	$13,760,484	$14,894,101

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$12,085,143
Undistributed long-term capital gains	—
Unrealized depreciation	(919,318)

At December 31, 2011, the cost of investments for federal income tax purposes was $176,330,717 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$4,635,085
Unrealized depreciation	$(5,554,403)
Net unrealized depreciation	$(919,318)

The following capital loss carryforward, determined at December 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2014	$634,653
2016	8,867,907
2017	20,498,742
Total	$30,001,302

For the year ended December 31, 2011, $3,107,516 of capital loss carryforwards were utilized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of

Notes to Financial Statements (continued)

Columbia Variable Portfolio – High Income Fund / December 31, 2011

enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $177,858,989 and $189,354,463, respectively, for the year ended December 31, 2011.

Note 6. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

For the year ended December 31, 2011, the Fund did not participate in securities lending activity.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period January 1, 2011 through July 10, 2011, these credits reduced total expenses by $30.

Note 8. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Notes to Financial Statements (continued)

Columbia Variable Portfolio – High Income Fund / December 31, 2011

Note 9. Shareholder Concentration

At December 31, 2011 two unaffiliated shareholder accounts owned 23.8% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholder accounts owned 67.6% of the outstanding shares of the Fund. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to July 11, 2011, the Fund and certain other funds managed by the Investment Manager participated in a committed, unsecured revolving credit facility provided by State Street. For the period June 27, 2011 through July 8, 2011, the collective borrowing amount of the credit facility was $100 million. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

For the year ended December 31, 2011, the Fund did not borrow under these arrangements.

Note 11. Significant Risks

High Yield Securities Risk—Investing in high-yield fixed income securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S.

Notes to Financial Statements (continued)

Columbia Variable Portfolio – High Income Fund / December 31, 2011

Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia Variable Portfolio – High Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio – High Income Fund (formerly Columbia High Yield Fund, Variable Series) (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2012

Fund Governance

Columbia Variable Portfolio – High Income Fund

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Fund Governance (continued)

Columbia Variable Portfolio – High Income Fund

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing – Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

Fund Governance (continued)

Columbia Variable Portfolio – High Income Fund

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President – Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Fund Governance (continued)

Columbia Variable Portfolio – High Income Fund

Interested Board Member Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Linda J. Wondrack (Born 1964) 225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

Fund Governance (continued)

Columbia Variable Portfolio – High Income Fund

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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Important Information About This Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund is available only through variable annuity contracts and/or variable life insurance policies issued by participating insurance companies, qualified pension or retirement plans or other eligible investors. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Variable Portfolio – High Income Fund
P.O. Box 8081 Boston, MA 02266-8081

C-1531 A (2/12)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Variable Portfolio - Marsico 21st Century Fund

Annual Report for the Period Ended December 31, 2011

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Variable Portfolio – Marsico 21st Century Fund / December 31, 2011

Columbia Variable Portfolio – Marsico 21st Century Fund seeks long-term growth of capital.

Brandon Geisler has managed the fund since October 2011.

For the 12-month period that ended December 31, 2011, the fund's Class 1 shares underperformed its benchmark, the Russell 3000 Index.* Unfavorable sector positioning was the primary reason for the fund's disappointing performance. Stock selection in financials and energy also contributed to the shortfall.

In October 2011 the fund's management changed. Cory Gilchrist left the firm to pursue personal and charitable interests and Brandon Geisler, senior research analyst at Marsico Capital Management, became manager of the fund.

Economic environment

The year ended December 31, 2011 was a highly tempestuous period for stocks around the world. Equities were buoyed initially by a generally upbeat outlook for global economic growth, while in the United States there were signs that an economic recovery was beginning to broaden out and gain momentum. However, as time passed, a long list of macro-related developments dampened growth expectations: political turmoil in the Middle East and North Africa, a major earthquake and tsunami in Japan, the lack of a strategic resolution to the euro zone's worsening debt crisis, inflationary pressures in many emerging markets, controversy surrounding the U.S. debt ceiling debate, a downgrade of the U.S. government's credit rating by Standard & Poor's Corporation and increasing uncertainty about government policy. These developments weighed heavily on consumer and business confidence and put downward pressure on stock prices, particularly during the third quarter of the reporting period. Better-than-expected corporate profit reports served to buoy stocks periodically; but more often than not, the relief was temporary. In December, the European Central Bank introduced a large new lending program, which was viewed positively by investors and contributed to an end-of-year equity market rally.

Sector weights detracted from returns

The fund's sector weights are largely derived from its individual stock selection process. These allocations hurt results since, on average, the fund had a higher allocation to the weakest-performing sector of the benchmark, financials. At the same time, the fund had less exposure to strongerperforming sectors, such as energy, consumer staples, utilities and health care. Individual stock selection in several areas was also weak. In energy, oil and gas exploration and development firms OGX Petróleo e Gás Participações and Ultra Petroleum declined sharply and were sold. We also sold disappointing performers General Motors and Walt Disney.

Poor stock selection in the financials sector detracted from results. For some time, the fund held a significant position in financials, with an emphasis on banking-related companies. We focused on what we believed were the strongest firms with the best balance sheets, liquidity and capital levels. Now, our outlook has shifted somewhat as we believe policy makers want to regulate the largest banks and financial institutions more stringently. As a result, earnings visibility and outlooks have deteriorated for some of these firms, and we have reduced the fund's exposure to this area. During the period, First Horizon National and First Niagara Financial (1.0% and 1.6% of net assets, respectively) notably detracted from performance. Jefferies Group, a full service investment bank, also disappointed and was sold from the portfolio.

Stock selection aids results

While sector positioning restrained results overall, stock selection in several areas benefited performance. Stock picks in health care were notably positive, and surgical systems manufacturer Intuitive Surgical (3.1% of net assets) was the fund's top contributor to results. Retailer Ross Stores, consumer electronic device firm Apple and aerospace components company Precision Castparts (4.5%, 4.8% and 3.2% of net assets, respectively) also were strong performers. Within the Russell 3000 benchmark, the consumer discretionary sector was strong, and the fund's positioning in that sector aided results.

Portfolio changes

We have taken steps we believe will improve fund performance, including adding more breadth and balance to the fund. We significantly reduced the fund's financials exposure, while adding to allocations in the energy, industrials and consumer discretionary sectors. We are focusing on investments with company- and industry-specific growth drivers rather than macro-dependent growth catalysts. We are emphasizing firms we believe are capable of compounding their earnings growth even in an unfavorable economic climate. These firms have established global footprints, high quality assets, strong balance sheets, solid top-line growth and the potential to gain market share.

Past performance is no guarantee of future results.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation and potentially confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

Holdings are disclosed as of December 31, 2011, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

*  Please see "Performance Information" on the following page for a description of the index.

1

Performance Information

Columbia Variable Portfolio – Marsico 21st Century Fund / December 31, 2011

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC (the "Investment Manager") and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2011 (%)

	1-year	5-year	10-year
Class 1 (03/27/98)	-11.93	-2.42	6.69
Class 2 (10/02/06)*	-12.11	-2.67	6.40
Russell 3000 Index**	1.03	-0.01	3.51

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/10	12/31/11
Class 1	12.07	10.63
Class 2	11.97	10.52

Performance of a $10,000 investment, 01/01/02 – 12/31/11

Portfolio Breakdown1 (at December 31, 2011) (%)

Consumer Discretionary	30.0
Consumer Staples	2.0
Energy	9.4
Financials	12.1
Health Care	7.6
Industrials	14.1
Information Technology	15.5
Materials	1.5
Other[2]	7.8

1 Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

2 Includes Cash Equivalents.

The graph compares the results of a hypothetical $10,000 investment in Class 1 shares with the index. The returns for the index and Class 1 shares assume reinvestment of dividends and capital gains, if any. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

*  The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

**  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2

Fund Expense Example

Columbia Variable Portfolio – Marsico 21st Century Fund / December 31, 2011

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension or retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

07/01/11 – 12/31/11	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	869.20	1,019.80	4.92	5.32	1.05
Class 2	1,000.00	1,000.00	868.00	1,018.55	6.09	6.58	1.30

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had the Investment Manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio of Investments – Columbia Variable Portfolio – Marsico 21st Century Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 93.6%
CONSUMER DISCRETIONARY 30.5%
Automobiles 0.6%
Tesla Motors, Inc.(a)(b)	28,630	$817,673
Hotels, Restaurants & Leisure 10.1%
Arcos Dorados Holdings, Inc., Class A(c)	29,942	614,709
Chipotle Mexican Grill, Inc.(b)	4,717	1,593,120
Panera Bread Co., Class A(b)	16,672	2,358,254
Vail Resorts, Inc.	25,287	1,071,157
Wendy's Co.(The)	216,597	1,160,960
Wynn Resorts Ltd.	30,844	3,407,954
Yum! Brands, Inc.	44,947	2,652,322
Total		12,858,476
Internet & Catalog Retail 3.7%
Amazon.com, Inc.(b)	13,764	2,382,549
priceline.com, Inc.(b)	4,896	2,289,908
Total		4,672,457
Media 1.5%
Viacom, Inc., Class B	43,774	1,987,777
Multiline Retail 2.0%
Dollar Tree, Inc.(b)	30,889	2,567,185
Specialty Retail 10.3%
CarMax, Inc.(a)(b)	62,570	1,907,134
O'Reilly Automotive, Inc.(b)	14,795	1,182,860
Ross Stores, Inc.	120,015	5,704,313
Ulta Salon Cosmetics & Fragrance, Inc.(b)	39,707	2,577,778
Williams-Sonoma, Inc.	46,017	1,771,655
Total		13,143,740
Textiles, Apparel & Luxury Goods 2.3%
Ralph Lauren Corp.	20,926	2,889,462
TOTAL CONSUMER DISCRETIONARY		38,936,770
CONSUMER STAPLES 2.0%
Beverages 0.9%
Hansen Natural Corp.(b)	12,290	1,132,400
Food Products 1.1%
McCormick & Co., Inc.	27,852	1,404,298
TOTAL CONSUMER STAPLES		2,536,698
ENERGY 9.6%
Energy Equipment & Services 5.7%
Halliburton Co.	96,859	3,342,604
National Oilwell Varco, Inc.	57,513	3,910,309
Total		7,252,913
Oil, Gas & Consumable Fuels 3.9%
Occidental Petroleum Corp.	53,146	4,979,780
TOTAL ENERGY		12,232,693
FINANCIALS 12.3%
Commercial Banks 9.8%
City National Corp.(a)	59,064	2,609,448
Columbia Banking System, Inc.	78,759	1,517,686
First Horizon National Corp.	164,755	1,318,040
Fulton Financial Corp.	266,588	2,615,228

Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS (cont.)
Commercial Banks (cont.)
PNC Financial Services Group, Inc.	78,187	$4,509,044
Total		12,569,446
Real Estate Management & Development 0.9%
Jones Lang LaSalle, Inc.	19,683	1,205,780
Thrifts & Mortgage Finance 1.6%
First Niagara Financial Group, Inc.	228,809	1,974,622
TOTAL FINANCIALS		15,749,848
HEALTH CARE 7.7%
Biotechnology 2.6%
Biogen Idec, Inc.(b)	29,458	3,241,853
Health Care Equipment & Supplies 3.6%
Intuitive Surgical, Inc.(b)	8,636	3,998,554
Varian Medical Systems, Inc.(b)	9,496	637,467
Total		4,636,021
Pharmaceuticals 1.5%
Abbott Laboratories	34,189	1,922,448
TOTAL HEALTH CARE		9,800,322
INDUSTRIALS 14.3%
Aerospace & Defense 3.8%
Precision Castparts Corp.	24,836	4,092,724
TransDigm Group, Inc.(b)	7,342	702,483
Total		4,795,207
Air Freight & Logistics 1.7%
Expeditors International of Washington, Inc.	54,528	2,233,467
Electrical Equipment 5.6%
Roper Industries, Inc.	35,770	3,107,340
Sensata Technologies Holding NV(b)(c)	156,339	4,108,589
Total		7,215,929
Machinery 1.1%
Cummins, Inc.	15,606	1,373,640
Professional Services 1.1%
Nielsen Holdings NV(b)(c)	45,457	1,349,618
Trading Companies & Distributors 0.5%
WW Grainger, Inc.	3,706	693,726
Transportation Infrastructure 0.5%
Wesco Aircraft Holdings, Inc.(b)	47,579	665,630
TOTAL INDUSTRIALS		18,327,217
INFORMATION TECHNOLOGY 15.7%
Computers & Peripherals 4.8%
Apple, Inc.(b)	15,082	6,108,210
Fusion-io, Inc.(a)(b)	1,223	29,597
Total		6,137,807
Internet Software & Services 2.8%
Bankrate, Inc.(a)(b)	69,718	1,498,937
Google, Inc., Class A(b)	3,230	2,086,257
Total		3,585,194

The Accompanying Notes to Financial Statements are an integral part of this statement.

4

Columbia Variable Portfolio – Marsico 21st Century Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY (cont.)
IT Services 3.1%
Accenture PLC, Class A(c)	53,157	$2,829,547
Mastercard, Inc., Class A	2,945	1,097,955
Total		3,927,502
Semiconductors & Semiconductor Equipment 0.6%
ARM Holdings PLC(c)	86,785	797,880
Software 4.4%
ANSYS, Inc.(b)	43,653	2,500,444
Informatica Corp.(b)	33,970	1,254,512
Red Hat, Inc.(b)	39,309	1,623,069
Zynga, Inc., Class A(a)(b)	22,855	215,065
Total		5,593,090
TOTAL INFORMATION TECHNOLOGY		20,041,473
MATERIALS 1.5%
Chemicals 1.5%
Monsanto Co.	27,337	1,915,504
TOTAL MATERIALS		1,915,504
Total Common Stocks (Cost: $103,588,822)		$119,540,525
Money Market Funds 7.9%
Columbia Short-Term Cash Fund, 0.141%(d)(e)	10,155,651	$10,155,651
Total Money Market Funds (Cost: $10,155,651)		$10,155,651

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 3.3%
Repurchase Agreements 3.3%
Pershing LLC dated 12/30/11, matures 01/03/12 repurchase price $2,000,031,(f)	0.140%	$2,000,000	$2,000,000
RBS Securities, Inc. dated 12/30/11, matures 01/03/12 repurchase price $2,211,280,(f)	0.080%	2,211,261	2,211,261
Total			4,211,261
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $4,211,261)			$4,211,261
Total Investments (Cost: $117,955,734)			$133,907,437
Other Assets & Liabilities, Net			(6,155,945)
Net Assets			$127,751,492

The Accompanying Notes to Financial Statements are an integral part of this statement.

5

Columbia Variable Portfolio – Marsico 21st Century Fund

December 31, 2011

Notes to Portfolio of Investments

(a)  At December 31, 2011, security was partially or fully on loan.

(b)  Non-income producing.

(c)  Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $9,700,343 or 7.59% of net assets.

(d)  The rate shown is the seven-day current annualized yield at December 31, 2011.

(e)  Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$47,923,177	$(37,767,526)	$—	$10,155,651	$5,622	$10,155,651

(f)  The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$518,683
Fannie Mae REMICS	189,120
Fannie Mae Whole Loan	625
Fannie Mae-Aces	2,295
Federal Farm Credit Bank	17,615
Federal Home Loan Banks	19,867
Federal Home Loan Mortgage Corp	15,819
Federal National Mortgage Association	32,819
Freddie Mac Gold Pool	222,833
Freddie Mac Non Gold Pool	66,832
Freddie Mac Reference REMIC	5
Freddie Mac REMICS	150,859
Ginnie Mae I Pool	259,521
Ginnie Mae II Pool	347,681
Government National Mortgage Association	85,326
United States Treasury Bill	3,212
United States Treasury Note/Bond	104,281
United States Treasury Strip Coupon	2,607
Total Market Value of Collateral Securities	$2,040,000

RBS Securities, Inc. (0.080%)

Security Description	Value
Fannie Mae Pool	$2,255,488
Total Market Value of Collateral Securities	$2,255,488

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Variable Portfolio – Marsico 21st Century Fund

December 31, 2011

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Variable Portfolio – Marsico 21st Century Fund

December 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$38,936,770	$—	$—	$38,936,770
Consumer Staples	2,536,698	—	—	2,536,698
Energy	12,232,693	—	—	12,232,693
Financials	15,749,848	—	—	15,749,848
Health Care	9,800,322	—	—	9,800,322
Industrials	18,327,217	—	—	18,327,217
Information Technology	19,243,593	797,880	—	20,041,473
Materials	1,915,504	—	—	1,915,504
Total Equity Securities	118,742,645	797,880	—	119,540,525
Other
Money Market Funds	10,155,651	—	—	10,155,651
Investments of Cash Collateral Received for Securities on Loan	—	4,211,261	—	4,211,261
Total Other	10,155,651	4,211,261	—	14,366,912
Total	$128,898,296	$5,009,141	$—	$133,907,437

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Statement of Assets and Liabilities – Columbia Variable Portfolio – Marsico 21st Century Fund

December 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $103,588,822)	$119,540,525
Affiliated issuers (identified cost $10,155,651)	10,155,651
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $4,211,261)	4,211,261
Total investments (identified cost $117,955,734)	133,907,437
Receivable for:
Investments sold	465,468
Capital shares sold	7,080
Dividends	72,021
Interest	8,308
Reclaims	255
Expense reimbursement due from Investment Manager	477
Prepaid expense	5,296
Total assets	134,466,342
Liabilities
Due upon return of securities on loan	4,211,261
Payable for:
Investments purchased	2,215,069
Capital shares purchased	29,101
Investment management fees	78,832
Distribution fees	24,871
Transfer agent fees	6,392
Administration fees	24,502
Compensation of board members	46,768
Other expenses	78,054
Total liabilities	6,714,850
Net assets applicable to outstanding capital stock	$127,751,492

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Statement of Assets and Liabilities (continued) – Columbia Variable Portfolio – Marsico 21st Century Fund

December 31, 2011

Represented by
Paid-in capital	$145,211,719
Accumulated net investment loss	(45,232)
Accumulated net realized loss	(33,366,642)
Unrealized appreciation (depreciation) on:
Investments	15,951,703
Foreign currency translations	(56)
Total — representing net assets applicable to outstanding capital stock	$127,751,492
*Value of securities on loan	$4,103,452
Net assets applicable to outstanding shares
Class 1	$8,526,545
Class 2	$119,224,947
Shares outstanding
Class 1	802,004
Class 2	11,336,690
Net asset value per share
Class 1	$10.63
Class 2	$10.52

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Operations – Columbia Variable Portfolio – Marsico 21st Century Fund

Year Ended December 31, 2011

Net investment income
Income:
Dividends	$1,561,399
Interest	2,120
Dividends from affiliates	5,622
Income from securities lending — net	62,020
Total income	1,631,161
Expenses:
Investment management fees	1,091,559
Distribution fees
Class 2	342,411
Transfer agent fees
Class 1	6,324
Class 2	82,180
Administration fees	339,269
Compensation of board members	14,236
Pricing and bookkeeping fees	2,272
Custodian fees	21,857
Printing and postage fees	27,570
Professional fees	82,741
Chief compliance officer expenses	259
Other	10,993
Total expenses	2,021,671
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(130,682)
Total net expenses	1,890,989
Net investment loss	(259,828)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	6,225,832
Foreign currency translations	(109,467)
Forward foreign currency exchange contracts	(5,966)
Net realized gain	6,110,399
Net change in unrealized appreciation (depreciation) on:
Investments	(23,523,385)
Foreign currency translations	(8)
Net change in unrealized depreciation	(23,523,393)
Net realized and unrealized loss	(17,412,994)
Net decrease in net assets from operations	$(17,672,822)

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Changes in Net Assets – Columbia Variable Portfolio – Marsico 21st Century Fund

	Year ended December 31, 2011	Year ended December 31, 2010
Operations
Net investment loss	$(259,828)	$(753,349)
Net realized gain	6,110,399	24,017,069
Net change in unrealized appreciation (depreciation)	(23,523,393)	1,548,618
Net increase (decrease) in net assets resulting from operations	(17,672,822)	24,812,338
Increase (decrease) in net assets from share transactions	(15,032,008)	(20,900,359)
Total increase (decrease) in net assets	(32,704,830)	3,911,979
Net assets at beginning of year	160,456,322	156,544,343
Net assets at end of year	$127,751,492	$160,456,322
Accumulated net investment loss	$(45,232)	$(6,787)

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class 1 shares
Subscriptions	70,562	858,996	51,890	569,717
Redemptions	(259,682)	(3,058,703)	(313,739)	(3,342,713)
Net decrease	(189,120)	(2,199,707)	(261,849)	(2,772,996)
Class 2 shares
Subscriptions	1,366,186	14,996,409	891,286	9,292,326
Redemptions	(2,434,688)	(27,828,710)	(2,536,038)	(27,419,689)
Net decrease	(1,068,502)	(12,832,301)	(1,644,752)	(18,127,363)
Total net decrease	(1,257,622)	(15,032,008)	(1,906,601)	(20,900,359)

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Financial Highlights – Columbia Variable Portfolio – Marsico 21st Century Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts of the Fund are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31,
	2011	2010		2009		2008		2007
Class 1
Per share data
Net asset value, beginning of period	$12.07	$10.28		$8.10		$14.64		$12.96
Income from investment operations:
Net investment income (loss)	0.01	(0.03)		0.01		0.02		0.01
Net realized and unrealized gain (loss)	(1.45)	1.82		2.18		(6.33)		2.47
Total from investment operations	(1.44)	1.79		2.19		(6.31)		2.48
Less distributions to shareholders from:
Net investment income	—	—		(0.01)		—		(0.08)
Net realized gains	—	—		—		(0.23)		(0.72)
Total distributions to shareholders	—	—		(0.01)		(0.23)		(0.80)
Net asset value, end of period	$10.63	$12.07		$10.28		$8.10		$14.64
Total return	(11.93%)	17.41	%(a)	27.07%		(43.57%)		19.29%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.14%	1.11	%(c)	1.11%		1.11%		1.23%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.05%	1.05	%(c)(e)	1.06	%(e)	1.10	%(e)	1.10	%(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.14%	1.11%		1.11%		1.11%		1.23%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.05%	1.05	%(e)	1.06	%(e)	1.10	%(e)	1.10	%(e)
Net investment income (loss)	0.04%	(0.28	%)(e)	0.08	%(e)	0.21	%(e)	0.10	%(e)
Supplemental data
Net assets, end of period (in thousands)	$8,527	$11,963		$12,886		$12,887		$30,269
Portfolio turnover	107%	100%		147%		123%		99%

Notes to Financial Highlights

(a)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Financial Highlights (continued) – Columbia Variable Portfolio – Marsico 21st Century Fund

	Year ended Dec. 31,
	2011	2010		2009		2008		2007
Class 2
Per share data
Net asset value, beginning of period	$11.97	$10.22		$8.06		$14.62		$12.95
Income from investment operations:
Net investment income (loss)	(0.02)	(0.05)		(0.02)		0.00	(a)	0.00	(a)
Net realized and unrealized gain (loss)	(1.43)	1.80		2.18		(6.33)		2.44
Total from investment operations	(1.45)	1.75		2.16		(6.33)		2.44
Less distributions to shareholders from:
Net investment income	—	—		—		—		(0.05)
Net realized gains	—	—		—		(0.23)		(0.72)
Total distributions to shareholders	—	—		—		(0.23)		(0.77)
Net asset value, end of period	$10.52	$11.97		$10.22		$8.06		$14.62
Total return	(12.11%)	17.12	%(b)	26.80%		(43.76%)		18.98%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.39%	1.36	%(d)	1.36%		1.36%		1.48%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.30%	1.30	%(d)(f)	1.31	%(f)	1.35	%(f)	1.35	%(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.39%	1.36%		1.36%		1.36%		1.48%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.30%	1.30	%(f)	1.31	%(f)	1.35	%(f)	1.35	%(f)
Net investment income (loss)	(0.19%)	(0.51	%)(f)	(0.18	%)(f)	0.02	%(f)	0.01	%(f)
Supplemental data
Net assets, end of period (in thousands)	$119,225	$148,493		$143,658		$118,426		$81,403
Portfolio turnover	107%	100%		147%		123%		99%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Notes to Financial Statements

Columbia Variable Portfolio – Marsico 21st Century Fund / December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – Marsico 21st Century Fund (the Fund), formerly known as Columbia Marsico 21st Century Fund, Variable Series, a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. On May 2, 2011, Columbia Marsico 21st Century Fund, Variable Series was renamed Columbia Variable Portfolio – Marsico 21st Century Fund.

Fund Shares—The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and/or variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension or retirement plans and other qualified institutional investors (collectively, Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure. On May 2, 2011, Class A and Class B shares of the Fund were renamed Class 1 and Class 2 shares, respectively.

Note 2. Summary of Significant Accounting Policies

Use of Estimates—The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

15

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico 21st Century Fund / December 31, 2011

Foreign Currency Transactions and Translation—The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments—The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts—Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts for the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements—The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at December 31, 2011

At December 31, 2011, the fund had no outstanding
derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(5,966)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—

16

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico 21st Century Fund / December 31, 2011

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	6

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition—Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders—Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications—Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

17

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico 21st Century Fund / December 31, 2011

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees—Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser, Marsico Capital Management, LLC (Marsico). See Subadvisory Agreement below. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.74% to 0.55% as the Fund's net assets increase.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the Investment Manager has contractually agreed to waive a portion of its management fee through April 30, 2012. In the absence of a separate contractual expense limitation arrangement, the management fee waiver for the Fund is equal to a percentage of the Fund's pro-rata portion of the combined average daily net assets of the Fund and other affiliated funds managed by the Investment Manager and sub-advised by Marsico, at a rate that increases from 0.00% to 0.10% as the combined daily net assets increase. The effective management fee rate, net of any fee waivers, for the year ended December 31, 2011 was 0.74% of the Fund's average daily net assets.

Subadvisory Agreement—The Investment Manager has entered into a Subadvisory Agreement with Marsico, the subadviser of the Fund. The Investment Manager compensates Marsico to manage the investments of the Fund's assets.

Administration Fees—Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 11, 2011, the Fund pays the Fund Administrator an annual fee rate for administration and accounting services equal to a 0.23% of the Fund's average daily net assets. Prior to July 11, 2011, the administration fee was equal to the annual rate of 0.23% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees—Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Other Fees—Other expenses are for, among other things, certain expenses of the Funds or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were $1,119.

Compensation of Board Members—Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may defer receipt of their compensation. Deferred

18

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico 21st Century Fund / December 31, 2011

amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer—The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund's expenses associated with the Chief Compliance Officer are paid directly by Columbia. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fee—Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the average daily net assets attributable to Class 1 and Class 2 shares of the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

Distribution Fees—The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates—Effective May 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	1.05%
Class 2	1.30

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to May 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 1.05% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended December 31, 2011, these differences are primarily due to differing treatments for foreign currency transactions, net operating loss, deferral/reversal of wash sale losses and deferred trustees expense. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net investment loss	$221,383
Accumulated net realized loss	115,433
Paid-in capital	(336,816)

19

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico 21st Century Fund / December 31, 2011

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	14,932,660

At December 31, 2011, the cost of investments for federal income tax purposes was $118,974,777 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$18,285,766
Unrealized depreciation	(3,353,106)
Net unrealized appreciation	$14,932,660

The following capital loss carryforward, determined at December 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$32,347,600

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended December 31, 2011, $2,070,629 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $150,715,940 and $169,462,442, respectively, for the year ended December 31, 2011.

Note 6. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At December 31, 2011, securities valued at $4,103,452 were on loan, secured by cash collateral of $4,211,261 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates

20

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico 21st Century Fund / December 31, 2011

paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period January 1, 2011 through July 10, 2011, there were no custody credits.

Note 8. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At December 31, 2011, two unaffiliated shareholder accounts owned 91.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares were owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to July 11, 2011, the Fund and certain other funds managed by the Investment Manager participated in a committed, unsecured revolving credit facility provided by State Street. For the period June 27, 2011 through July 8, 2011, the collective borrowing amount of the credit facility was $100 million. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended December 31, 2011.

Note 11. Significant Risks

Foreign Securities Risk—Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

21

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico 21st Century Fund / December 31, 2011

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia Variable Portfolio – Marsico 21st Century Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Marsico 21st Century Fund (formerly Columbia Marsico 21st Century Fund, Variable Series) (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2012

23

Fund Governance

Columbia Variable Portfolio – Marsico 21st Century Fund

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

24

Fund Governance (continued)

Columbia Variable Portfolio – Marsico 21st Century Fund

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing – Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

25

Fund Governance (continued)

Columbia Variable Portfolio – Marsico 21st Century Fund

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President – Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

26

Fund Governance (continued)

Columbia Variable Portfolio – Marsico 21st Century Fund

Interested Board Member Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Linda J. Wondrack (Born 1964) 225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

27

Fund Governance (continued)

Columbia Variable Portfolio – Marsico 21st Century Fund

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

28

Important Information About This Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund is available only through variable annuity contracts and/or variable life insurance policies issued by participating insurance companies, qualified pension or retirement plans or other eligible investors. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Variable Portfolio – Marsico 21st Century Fund
P.O. Box 8081 Boston, MA 02266-8081

C-1536 A (2/12)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Variable Portfolio - Marsico Focused Equities Fund

Annual Report for the Period Ended December 31, 2011

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Variable Portfolio – Marsico Focused Equities Fund / December 31, 2011

Columbia Variable Portfolio – Marsico Focused Equities Fund seeks long-term growth of capital.

Thomas F. Marsico has co-managed the fund since 1997. A. Douglas Rao and Coralie Witter, CFA have co-managed the fund since 2010.

For the 12-month period that ended December 31, 2011, the fund's Class 1 shares trailed the benchmark S&P 500 Index.† Fund results were hurt by having few investments in the strong-performing utilities, consumer staples and health care sectors. Stock selection and an overweight allocation to the materials sector also hurt results, as did an underweight in the energy sector and stock selection in financials.

Stock selection in information technology, consumer discretionary and industrials had the greatest positive impact on performance. A reduction in the fund's financials holdings also aided performance, as that sector was the weakest-performing within the S&P 500 Index.

Economic environment

The year ended December 31, 2011 was a highly tempestuous period for stocks around the world. Equities were buoyed initially by a generally upbeat outlook for global economic growth, while in the United States there were signs that an economic recovery was beginning to broaden out and gain momentum. However, as time passed, a long list of macro-related developments dampened growth expectations: political turmoil in the Middle East and North Africa, a major earthquake and tsunami in Japan, the lack of a strategic resolution to the euro zone's worsening debt crisis, inflationary pressures in many emerging markets, controversy surrounding the U.S. debt ceiling debate, a downgrade of the U.S. government's credit rating by Standard & Poor's Corporation and increasing uncertainty about government policy. These developments weighed heavily on consumer and business confidence and put downward pressure on stock prices, particularly during the third quarter of the reporting period. Better-than-expected corporate profit reports served to buoy stocks periodically; but more often than not, the relief was temporary. In December, the European Central Bank introduced a large new lending program, which was viewed positively by investors and contributed to an end-of-year equity market rally.

Stock selection was positive for returns

Against this backdrop, stock selection in information technology and consumer discretionary sectors particularly aided results. In the former, financial transaction processor Visa, Chinese Internet search company Baidu and Apple (3.7%, 3.6% and 4.4% of net assets, respectively) had strong results. Coffee retailer Starbucks and restaurant operator Chipotle Mexican Grill (4.7% and 2.0% of net assets, respectively) were good performers in the latter sector. Meanwhile, two industrials firms, Goodrich, an aerospace component manufacturer, and railroad operator Union Pacific (4.1% of net assets) also contributed nicely to performance. Goodrich was sold from the fund. The portfolio also cut its allocation to financials during the period due to a changing regulatory environment. This positioning aided results as the sector was the weakest performer within the S&P 500 Index.

Sector allocations detracted from results

Portfolio allocations in a number of sectors detracted from performance. The fund had underweights in three of the best-performing sectors of the S&P 500 Index: utilities, consumer staples and health care. Meanwhile, prospects of a slower global growth environment pressured the stock prices of many materials companies. Thus, the portfolio's overweight in the sector hurt results. Holdings Freeport-McMoRan Copper & Gold and Dow Chemical (2.1% and 1.7% of net assets, respectively) had sharp stock price declines. In energy, the fund was penalized by having an underweight position as the sector performed well. Halliburton and Occidental Petroleum (2.7% and 3.0% of net assets, respectively) were particularly disappointing within this sector. Within financials, Citigroup and Goldman Sachs Group were sold after posting negative returns.

More defensive for the period ahead

During the period, we aimed to reduce the fund's exposure to economically-sensitive companies while adding a defensive component to the portfolio. Specifically, we reduced exposure to the industrials and materials areas, and significantly cut financial holdings. We added a defensive component to the portfolio by buying stocks of companies that have durable franchises with dependable revenue streams that we think are capable of compounding earnings growth even in a choppy economic environment. These firms span a variety of industries, but share common factors such as an established global footprint, high quality assets, solid top-line growth and the ability to gain market share. In addition to the global growth theme, the fund is invested to capitalize on several other themes: wealth creation, emerging market consumption, productivity enhancements through technology applications, the ability to solve production bottlenecks, infrastructure development and travel/leisure.

Past performance is no guarantee of future results.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation and potentially confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

Holdings are disclosed as of December 31, 2011, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

†  Please see "Performance Information" on the following page for a description of the index.

1

Performance Information

Columbia Variable Portfolio – Marsico Focused Equities Fund / December 31, 2011

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC (the "Investment Manager") and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2011 (%)

	1-year	5-year	10-year
Class 1 (03/27/98)	-2.61	-0.16	4.07
Class 2* (10/02/06)	-2.82	-0.41	3.80
S&P 500 Index[1]	2.11	-0.25	2.92

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/10	12/31/11
Class 1	16.99	16.48
Class 2	16.94	16.43

Performance of a $10,000 investment, 01/01/02 – 12/31/11

Portfolio breakdown1 (at December 31, 2011) (%)

Consumer Discretionary	29.5
Consumer Staples	4.1
Energy	9.3
Financials	4.9
Health Care	8.8
Industrials	14.0
Information Technology	19.6
Materials	8.3
Other[2]	1.5

1  Percentages indicated are based upon total investments. The Fund's composition is subject to change.

2  Includes Cash Equivalents.

The graph compares the results of a hypothetical $10,000 investment in Class 1 shares with the index. The returns for the index and Class 1 shares assume reinvestment of distributions. Investment earnings, if any, are tax- deferred until distributed to shareholders, at which time taxes may become due.

*  The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

1  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2

Fund Expense Example

Columbia Variable Portfolio – Marsico Focused Equities Fund / December 31, 2011

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

07/01/11 – 12/31/11	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	941.20	1,019.80	5.11	5.32	1.05
Class 2	1,000.00	1,000.00	939.60	1,018.55	6.32	6.58	1.30

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had the Investment Manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio of Investments – Columbia Variable Portfolio – Marsico Focused Equities Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 99.6%
CONSUMER DISCRETIONARY 29.8%
Automobiles 0.6%
Tesla Motors, Inc.(a)	13,988	$399,497
Hotels, Restaurants & Leisure 13.4%
Chipotle Mexican Grill, Inc.(a)	3,971	1,341,166
McDonald's Corp.	19,913	1,997,871
Starbucks Corp.	69,215	3,184,582
Wynn Resorts Ltd.	23,924	2,643,363
Total		9,166,982
Internet & Catalog Retail 3.5%
priceline.com, Inc.(a)	5,091	2,381,112
Media 5.3%
British Sky Broadcasting Group PLC(b)	131,948	1,501,004
Time Warner, Inc.	58,384	2,109,998
Total		3,611,002
Multiline Retail 2.5%
Dollar General Corp.(a)	41,773	1,718,541
Specialty Retail 2.0%
Home Depot, Inc. (The)	32,305	1,358,102
Textiles, Apparel & Luxury Goods 2.5%
Nike, Inc., Class B	17,653	1,701,220
TOTAL CONSUMER DISCRETIONARY		20,336,456
CONSUMER STAPLES 4.2%
Food Products 4.2%
Mead Johnson Nutrition Co.	41,585	2,858,137
TOTAL CONSUMER STAPLES		2,858,137
ENERGY 9.4%
Energy Equipment & Services 2.7%
Halliburton Co.	53,964	1,862,298
Oil, Gas & Consumable Fuels 6.7%
Anadarko Petroleum Corp.	15,088	1,151,667
Kinder Morgan, Inc.	42,575	1,369,638
Occidental Petroleum Corp.	22,096	2,070,395
Total		4,591,700
TOTAL ENERGY		6,453,998
FINANCIALS 5.0%
Commercial Banks 2.5%
U.S. Bancorp	31,299	846,638
Wells Fargo & Co.	30,797	848,765
Total		1,695,403
Consumer Finance 2.5%
American Express Co.	36,110	1,703,309
TOTAL FINANCIALS		3,398,712
HEALTH CARE 8.9%
Biotechnology 3.2%
Biogen Idec, Inc.(a)	19,812	2,180,310

Issuer	Shares	Value
Common Stocks (continued)
HEALTH CARE (cont.)
Pharmaceuticals 5.7%
Allergan, Inc.	27,301	$2,395,390
Bristol-Myers Squibb Co.	42,063	1,482,300
Total		3,877,690
TOTAL HEALTH CARE		6,058,000
INDUSTRIALS 14.1%
Aerospace & Defense 2.6%
Precision Castparts Corp.	10,977	1,808,900
Industrial Conglomerates 2.6%
Danaher Corp.	38,048	1,789,778
Machinery 4.8%
Cummins, Inc.	19,735	1,737,075
Eaton Corp.	35,057	1,526,031
Total		3,263,106
Road & Rail 4.1%
Union Pacific Corp.	26,480	2,805,291
TOTAL INDUSTRIALS		9,667,075
INFORMATION TECHNOLOGY 19.8%
Communications Equipment 3.0%
QUALCOMM, Inc.	37,913	2,073,841
Computers & Peripherals 4.4%
Apple, Inc.(a)	7,406	2,999,430
Internet Software & Services 5.8%
Baidu, Inc., ADR(a)(b)	20,790	2,421,411
Google, Inc., Class A(a)	2,358	1,523,032
Total		3,944,443
IT Services 6.6%
Accenture PLC, Class A(b)	37,357	1,988,513
Visa, Inc., Class A	24,948	2,532,971
Total		4,521,484
TOTAL INFORMATION TECHNOLOGY		13,539,198
MATERIALS 8.4%
Chemicals 6.3%
Dow Chemical Co. (The)	40,575	1,166,937
Monsanto Co.	34,517	2,418,606
Praxair, Inc.	6,865	733,869
Total		4,319,412
Metals & Mining 2.1%
Freeport-McMoRan Copper & Gold, Inc.	38,936	1,432,455
TOTAL MATERIALS		5,751,867
Total Common Stocks (Cost: $55,526,255)		$68,063,443

The Accompanying Notes to Financial Statements are an integral part of this statement.

4

Columbia Variable Portfolio – Marsico Focused Equities Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Money Market Funds 1.5%
Columbia Short-Term Cash Fund, 0.141%(c)(d)	1,041,473	$1,041,473
Total Money Market Funds (Cost: $1,041,473)		$1,041,473
Total Investments (Cost: $56,567,728)		$69,104,916
Other Assets & Liabilities, Net		(757,483)
Net Assets		$68,347,433

The Accompanying Notes to Financial Statements are an integral part of this statement.

5

Columbia Variable Portfolio – Marsico Focused Equities Fund

December 31, 2011

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $5,910,928 or 8.65% of net assets.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2011.

(d)  Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$19,458,262	$(18,416,789)	$—	$1,041,473	$2,395	$1,041,473

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Variable Portfolio – Marsico Focused Equities Fund

December 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$18,835,452	$1,501,004	$—	$20,336,456
Consumer Staples	2,858,137	—	—	2,858,137
Energy	6,453,998	—	—	6,453,998
Financials	3,398,712	—	—	3,398,712
Health Care	6,058,000	—	—	6,058,000
Industrials	9,667,075	—	—	9,667,075
Information Technology	13,539,198	—	—	13,539,198
Materials	5,751,867	—	—	5,751,867
Total Equity Securities	66,562,439	1,501,004	—	68,063,443
Other
Money Market Funds	1,041,473	—	—	1,041,473
Total Other	1,041,473	—	—	1,041,473
Total	$67,603,912	$1,501,004	$—	$69,104,916

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Statement of Assets and Liabilities – Columbia Variable Portfolio – Marsico Focused Equities Fund

December 31, 2011

Assets
Investments, at value
Unaffiliated issuers (identified cost $55,526,255)	$68,063,443
Affiliated issuers (identified cost $1,041,473)	1,041,473
Total investments (identified cost $56,567,728)	69,104,916
Foreign currency (identified cost $2)	2
Receivable for:
Dividends	54,303
Prepaid expense	4,701
Total assets	69,163,922
Liabilities
Payable for:
Investments purchased	394,828
Capital shares purchased	244,549
Investment management fees	41,952
Distribution fees	2
Transfer agent fees	3,402
Administration fees	13,039
Compensation of board members	46,191
Expense reimbursement due to Investment Manager	4,451
Other expenses	68,075
Total liabilities	816,489
Net assets applicable to outstanding capital stock	$68,347,433

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Statement of Assets and Liabilities (continued) – Columbia Variable Portfolio – Marsico Focused Equities Fund

December 31, 2011

Represented by
Paid-in capital	$49,192,443
Undistributed net investment income	193,842
Accumulated net realized gain	6,423,960
Unrealized appreciation (depreciation) on:
Investments	12,537,188
Foreign currency translations	—	(a)
Total — representing net assets applicable to outstanding capital stock	$68,347,433
Net assets applicable to outstanding shares
Class 1	$68,337,255
Class 2	$10,178
Shares outstanding
Class 1	4,146,980
Class 2	619
Net asset value per share
Class 1	$16.48
Class 2	$16.43	(b)

(a)  Rounds to less than $1.

(b)  Net asset value per share rounds to this amount due to fractional shares outstanding

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Statement of Operations – Columbia Variable Portfolio – Marsico Focused Equities Fund

Year Ended December 31, 2011

Net investment income
Income:
Dividends	$1,052,769
Interest	691
Dividends from affiliates	2,395
Foreign taxes withheld	(3,355)
Total income	1,052,500
Expenses:
Investment management fees	588,742
Distribution fees
Class 2	26
Transfer agent fees
Class 1	47,729
Class 2	6
Administration fees	182,988
Compensation of board members	11,153
Pricing and bookkeeping fees	1,950
Custodian fees	10,374
Printing and postage fees	24,974
Professional fees	86,820
Chief compliance officer expenses	240
Other	9,802
Total expenses	964,804
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(129,189)
Expense reductions	(14)
Total net expenses	835,601
Net investment income	216,899
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	11,323,268
Foreign currency transactions	(112)
Forward foreign currency exchange contracts	(14)
Net realized gain	11,323,142
Net change in unrealized appreciation (depreciation) on:
Investments	(13,297,329)
Foreign currency translations	— (a)
Net change in unrealized depreciation	(13,297,329)
Net realized and unrealized loss	(1,974,187)
Net decrease in net assets from operations	$(1,757,288)

(a)  Rounds to less than $1.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Changes in Net Assets – Columbia Variable Portfolio – Marsico Focused Equities Fund

	Year ended December 31, 2011	Year ended December 31, 2010
Operations
Net investment income	$216,899	$343,306
Net realized gain	11,323,142	8,378,395
Net change in unrealized appreciation (depreciation)	(13,297,329)	6,359,496
Net increase (decrease) in net assets resulting from operations	(1,757,288)	15,081,197
Distributions to shareholders from:
Net investment income
Class 1	(336,970)	(384,753)
Class 2	(22)	(23)
Total distributions to shareholders	(336,992)	(384,776)
Increase (decrease) in net assets from share transactions	(19,484,140)	(19,794,398)
Total decrease in net assets	(21,578,420)	(5,097,977)
Net assets at beginning of year	89,925,853	95,023,830
Net assets at end of year	$68,347,433	$89,925,853
Undistributed net investment income	$193,842	$314,061

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class 1 shares
Subscriptions	94,860	1,580,536	82,432	1,193,037
Distributions reinvested	18,741	336,970	28,208	384,753
Redemptions	(1,260,122)	(21,401,668)	(1,425,487)	(21,371,745)
Net decrease	(1,146,521)	(19,484,162)	(1,314,847)	(19,793,955)
Class 2 shares
Subscriptions	—	—	618	9,830
Distributions reinvested	1	22	2	23
Redemptions	—	—	(648)	(10,296)
Net increase (decrease)	1	22	(28)	(443)
Total net decrease	(1,146,520)	(19,484,140)	(1,314,875)	(19,794,398)

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Financial Highlights – Columbia Variable Portfolio – Marsico Focused Equities Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31,
	2011		2010		2009		2008		2007
Class 1
Per share data
Net asset value, beginning of period	$16.99		$14.38		$11.25		$22.87		$20.16
Income from investment operations:
Net investment income (loss)	0.05		0.06		0.05		0.07		(0.03)
Net realized and unrealized gain (loss)	(0.49)		2.62		3.16		(8.58)		2.76
Total from investment operations	(0.44)		2.68		3.21		(8.51)		2.73
Less distributions to shareholders from:
Net investment income	(0.07)		(0.07)		(0.08)		(0.02)		(0.02)
Net realized gains	—		—		—		(3.09)		—
Total distributions to shareholders	(0.07)		(0.07)		(0.08)		(3.11)		(0.02)
Net asset value, end of period	$16.48		$16.99		$14.38		$11.25		$22.87
Total return	(2.61%)		18.72%		28.67%		(41.30%)		13.57%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.21%		1.18%		1.18%		1.10%		1.06%
Net expenses after fees waived or expenses reimbursed(b)	1.05	%(c)	1.05	%(c)	1.10	%(c)	1.09	%(c)	1.06	%(c)
Net investment income (loss)	0.27	%(c)	0.39	%(c)	0.44	%(c)	0.41	%(c)	(0.16	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$68,337		$89,915		$95,015		$92,121		$199,209
Portfolio turnover	90%		78%		72%		78%		62%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Financial Highlights (continued) – Columbia Variable Portfolio – Marsico Focused Equities Fund – Class 2 Shares

	Year ended Dec. 31,
	2011		2010		2009		2008		2007
Class 2
Per share data
Net asset value, beginning of period	$16.94		$14.34		$11.20		$22.83		$20.15
Income from investment operations:
Net investment income (loss)	0.01		0.02		0.02		0.03		(0.08)
Net realized and unrealized gain (loss)	(0.48)		2.62		3.16		(8.57)		2.76
Total from investment operations	(0.47)		2.64		3.18		(8.54)		2.68
Less distributions to shareholders from:
Net investment income	(0.04)		(0.04)		(0.04)		—		—
Net realized gains	—		—		—		(3.09)		—
Total distributions to shareholders	(0.04)		(0.04)		(0.04)		(3.09)		—
Net asset value, end of period	$16.43		$16.94		$14.34		$11.20		$22.83
Total return	(2.82%)		18.44%		28.42%		(41.49%)		13.30%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.45%		1.43%		1.43%		1.35%		1.31%
Net expenses after fees waived or expenses reimbursed(b)	1.29	%(c)	1.30	%(c)	1.35	%(c)	1.34	%(c)	1.31	%(c)
Net investment income (loss)	0.06	%(c)	0.17	%(c)	0.19	%(c)	0.15	%(c)	(0.39	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$10		$10		$9		$7		$12
Portfolio turnover	90%		78%		72%		78%		62%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Notes to Financial Statements

Columbia Variable Portfolio – Marsico Focused Equities Fund / December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – Marsico Focused Equities Fund (the Fund), formerly known as Columbia Marsico Focused Equities Fund, Variable Series, a series of Columbia Funds Variable Insurance Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. On May 2, 2011, Columbia Marsico Focused Equities Fund, Variable Series was renamed Columbia Variable Portfolio – Marsico Focused Equities Fund.

Fund Shares—The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and/or variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans and other qualified institutional investors (collectively, Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure. On May 2, 2011, Class A and Class B shares of the Fund were renamed Class 1 and Class 2 shares, respectively.

Note 2. Summary of Significant Accounting Policies

Use of Estimates—The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

14

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico Focused Equities Fund / December 31, 2011

Foreign Currency Transactions and Translation—The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments—The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts—Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements—The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at December 31, 2011

At December 31, 2011, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(14)

15

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico Focused Equities Fund / December 31, 2011

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	16

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition—Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders—Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications—Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

16

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico Focused Equities Fund / December 31, 2011

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees—Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser, Marsico Capital Management, LLC (Marsico). See Subadvisory Agreement below. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.74% to 0.55% as the Fund's net assets increase.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the Investment Manager has contractually agreed to waive a portion of its management fee through April 30, 2012. In the absence of a separate contractual expense limitation arrangement, the management fee waiver for the Fund is equal to a percentage of the Fund's pro-rata portion of the combined average daily net assets of the Fund and other affiliated funds managed by the Investment Manager and sub-advised by Marsico, at a rate that increases from 0.00% to 0.10% as the combined daily net assets increase. The effective management fee rate, net of any fee waivers, for the year ended December 31, 2011 was 0.74% of the Fund's average daily net assets.

Subadvisory Agreement—The Investment Manager has entered into a Subadvisory Agreement with Marsico, the subadviser of the Fund. The Investment Manager compensates Marsico to manage the investments of the Fund's assets.

Administration Fees—Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 11, 2011, the Fund pays the Fund Administrator an annual fee rate for administration and accounting services equal to 0.23% of the Fund's average daily net assets. Prior to July 11, 2011, the administration fee was equal to the annual rate of 0.23% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees—Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Other Fees—Other expenses are for, among other things, certain expenses of the Funds or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were $994.

Compensation of Board Members—Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed

17

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico Focused Equities Fund / December 31, 2011

by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer—The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund's expenses associated with the Chief Compliance Officer are paid directly by Columbia. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fee—Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the average daily net assets attributable to Class 1 and Class 2 shares of the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

Distribution Fees—The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates—Effective May 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	1.05%
Class 2	1.30

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to May 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 1.05% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended December 31, 2011, these differences are primarily due to differing treatments for foreign currency transactions, deferred trustees expense and deferral/reversal of wash sales. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(126)
Accumulated net realized gain	126
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

18

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico Focused Equities Fund / December 31, 2011

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2011	2010
Ordinary income	$336,992	$384,776

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$238,906
Undistributed long-term capital gains	6,717,122
Unrealized appreciation	12,244,026

At December 31, 2011, the cost of investments for federal income tax purposes was $56,860,890 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$13,998,749
Unrealized depreciation	$(1,754,723)
Net unrealized appreciation	$12,244,026

For the year ended December 31, 2011, $3,973,225 of capital loss carryforwards was utilized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $69,503,922 and $88,846,886, respectively, for the year ended December 31, 2011.

Note 6. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

For the year ended December 31, 2011, the Fund did not participate in securities lending activity.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

19

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico Focused Equities Fund / December 31, 2011

Note 7. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period January 1, 2011 through July 10, 2011, these credits reduced total expenses by $14.

Note 8. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At December 31, 2011, two unaffiliated shareholder accounts owned 93.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to July 11, 2011, the Fund and certain other funds managed by the Investment Manager participated in a committed, unsecured revolving credit facility provided by State Street. For the period June 27, 2011 through July 8, 2011, the collective borrowing amount of the credit facility was $100 million. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

For the year ended December 31, 2011, the Fund did not borrow under these arrangements.

Note 11. Significant Risks

Non-Diversification Risk—A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk—Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

20

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico Focused Equities Fund / December 31, 2011

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia Variable Portfolio – Marsico Focused Equities Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Marsico Focused Equities Fund (formerly known as Columbia Marsico Focused Equities Fund, Variable Series) (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2012

22

Federal Income Tax Information (Unaudited)

Columbia Variable Portfolio – Marsico Focused Equities Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended December 31, 2011, $7,052,978, or, if subsequently determined to be different, the net capital gain of such year.

100.00% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2011, qualifies for the corporate dividends received deduction.

23

Fund Governance

Columbia Variable Portfolio – Marsico Focused Equities Fund

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

24

Fund Governance (continued)

Columbia Variable Portfolio – Marsico Focused Equities Fund

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing – Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

25

Fund Governance (continued)

Columbia Variable Portfolio – Marsico Focused Equities Fund

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President – Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

26

Fund Governance (continued)

Columbia Variable Portfolio – Marsico Focused Equities Fund

Interested Board Member Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Linda J. Wondrack (Born 1964) 225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

27

Fund Governance (continued)

Columbia Variable Portfolio – Marsico Focused Equities Fund

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

28

Important Information About This Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund is available only through variable annuity contracts and/or variable life insurance policies issued by participating insurance companies, qualified pension or retirement plans or other eligible investors. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Variable Portfolio – Marsico Focused Equities Fund
P.O. Box 8081 Boston, MA 02266-8081

C-1541 A (2/12)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Variable Portfolio - Marsico Growth Fund

Annual Report for the Period Ended December 31, 2011

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Variable Portfolio – Marsico Growth Fund / December 31, 2011

Columbia Variable Portfolio – Marsico Growth Fund seeks long-term growth of capital.

Thomas F. Marsico has co-managed the fund since 1997. A. Douglas Rao and Coralie Witter, CFA have co-managed the fund since 2010.

For the 12-month period that ended December 31, 2011, the fund's Class 1 shares underperformed the benchmark S&P 500 Index.* The fund had few investments in the strongest sectors within the S&P 500, which restrained performance. In addition, certain stock picks in a number of sectors posted disappointing returns. However, strong stock selection and an overweight in the consumer discretionary sector aided results, as did a reduced allocation to the weak-performing financials sector.

Economic environment

The year ended December 31, 2011 was a highly tempestuous period for stocks around the world. Equities were buoyed initially by a generally upbeat outlook for global economic growth, while in the United States there were signs that an economic recovery was beginning to broaden out and gain momentum. However, as time passed, a long list of macro-related developments dampened growth expectations: political turmoil in the Middle East and North Africa, a major earthquake and tsunami in Japan, the lack of a strategic resolution to the euro zone's worsening debt crisis, inflationary pressures in many emerging markets, controversy surrounding the U.S. debt ceiling debate, a downgrade of the U.S. government's credit rating by Standard & Poor's Corporation and increasing uncertainty about government policy. These developments weighed heavily on consumer and business confidence and put downward pressure on stock prices, particularly during the third quarter of the reporting period. Better-than-expected corporate profit reports served to buoy stocks periodically; but more often than not, the relief was temporary. In December, the European Central Bank introduced a large new lending program, which was viewed positively by investors and contributed to an end-of-year equity market rally.

Consumer discretionary exposure positive

The consumer discretionary sector was among the strongest performing areas of the S&P 500, and fund performance benefited from an overweight in the sector. Stock selection within the group was also strong. The fund's top holding at year end, retailer TJX (4.6% of net assets), was its best performing individual position. Two other holdings within the sector also had strong returns: coffee retailer Starbucks and restaurant operator McDonald's (3.6% and 3.2% of net assets, respectively). As the regulatory environment became increasingly complex, we significantly reduced the fund's allocation to the financials sector. This action aided results as the sector was the weakest in the index. Praxair (3.6% of net assets), a leading industrial gas supplier and among the fund's largest holdings at year end, posted strong returns and contributed meaningfully to fund returns.

Sector allocations, certain stock picks disappointed

The strongest-performing sectors of the S&P 500 were utilities, consumer staples and health care; fund performance suffered because the portfolio had limited investments in these areas. It also had a below-benchmark weight in the energy sector, which performed well. That positioning hurt results, as did individual holding Halliburton (2.7% of net assets), which disappointed.

Several individual stocks from various sectors restrained fund results. Within information technology, Chinese Internet television firm Youku (0.4% of net assets), enterprise software provider Oracle and semiconductor company Broadcom all posted double-digit losses. We sold the latter two from the portfolio before year end. Two financial services firms, Goldman Sachs Group and Citigroup, also performed poorly before being sold from the fund. Agilent Technologies, a leading provider of test and measurement products, declined significantly and was sold.

Portfolio positioning

We have taken steps aimed at reducing the fund's exposure to economically sensitive companies. We pared exposure to the financials and materials sectors. Meanwhile, we added a defensive component to the portfolio by selecting companies that we believe have durable franchises with dependable revenue streams and the potential for compounding their earnings growth, even in a choppy economic environment. These firms have established global footprints, high quality assets, strong balance sheets, solid top-line growth and the potential to gain market share. In addition to the global growth theme, the fund is invested to capitalize on several related themes: wealth creation, emerging market consumption, productivity enhancements through technology applications, an ability to solve production bottlenecks, infrastructure development and travel/leisure.

Past performance is no guarantee of future results.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Growth securities typically trade at a higher multiple of earnings than other types of securities and the prices of growth securities may be more sensitive to changes in current or expected earnings than the prices of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and my be out of favor with investors for varying periods of time.

International investing may involve special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are disclosed as of December 31, 2011, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

*  Please see "Performance Information" on the following page for a description of the index.

1

Performance Information

Columbia Variable Portfolio – Marsico Growth Fund / December 31, 2011

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC ("the Investment Manager") and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2011 (%)

	1-year	5-year	10-year
Class 1 (03/27/98)	-2.64	1.29	4.17
Class 2* (10/02/06)	-2.83	1.05	3.91
S&P 500® Index[1]	2.11	-0.25	2.92

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/10	12/31/11
Class 1	20.53	19.92
Class 2	20.52	19.92

Performance of a $10,000 investment, 01/01/02 – 12/31/11

Portfolio Breakdown1 (at December 31, 2011) (%)

Consumer Discretionary	38.2
Consumer Staples	4.7
Energy	8.3
Financials	3.4
Health Care	5.4
Industrials	11.1
Information Technology	18.1
Materials	8.8
Other[2]	2.0

1 Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

2 Includes Cash Equivalents.

The graph compares the results of a hypothetical $10,000 investment in Class 1 shares of the fund with the index. The returns for the index and Class 1 shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

*  The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

1  The Standard & Poor's (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Variable Portfolio – Marsico Growth Fund / December 31, 2011

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension or retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

07/01/11 – 12/31/11	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	923.20	1,020.51	4.39	4.61	0.91
Class 2	1,000.00	1,000.00	922.20	1,019.25	5.59	5.87	1.16

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had the Investment Manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio of Investments – Columbia Variable Portfolio – Marsico Growth Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 99.4%
CONSUMER DISCRETIONARY 39.0%
Distributors 0.7%
Li & Fung Ltd.(a)	1,182,000	$2,177,978
Diversified Consumer Services 0.2%
Sotheby's	16,418	468,406
Hotels, Restaurants & Leisure 14.7%
McDonald's Corp.	98,152	9,847,590
Starbucks Corp.	236,925	10,900,919
Starwood Hotels & Resorts Worldwide, Inc.	157,412	7,551,054
Wynn Resorts Ltd.	71,773	7,930,199
Yum! Brands, Inc.	142,394	8,402,670
Total		44,632,432
Internet & Catalog Retail 3.0%
priceline.com, Inc.(b)	19,384	9,066,091
Media 4.0%
British Sky Broadcasting Group PLC(a)	288,724	3,284,445
Time Warner, Inc.	245,396	8,868,611
Total		12,153,056
Multiline Retail 0.4%
Dollar Tree, Inc.(b)	14,736	1,224,709
Specialty Retail 8.5%
AutoZone, Inc.(b)	4,005	1,301,505
Home Depot, Inc. (The)(c)	116,630	4,903,125
O'Reilly Automotive, Inc.(b)	53,177	4,251,501
Tiffany & Co.	23,298	1,543,726
TJX Companies, Inc.	214,855	13,868,890
Total		25,868,747
Textiles, Apparel & Luxury Goods 7.5%
Cie Financiere Richemont SA, ADR(a)	1,166,735	5,857,010
Coach, Inc.	87,892	5,364,928
Deckers Outdoor Corp.(b)	11,009	831,950
lululemon athletica, inc.(b)(c)	13,246	618,058
Nike, Inc., Class B(c)	103,931	10,015,830
Total		22,687,776
TOTAL CONSUMER DISCRETIONARY		118,279,195
CONSUMER STAPLES 4.8%
Food Products 2.6%
Mead Johnson Nutrition Co.	115,225	7,919,414
Personal Products 2.2%
Estee Lauder Companies, Inc.(The), Class A	60,379	6,781,770
TOTAL CONSUMER STAPLES		14,701,184
ENERGY 8.4%
Energy Equipment & Services 4.6%
Halliburton Co.	235,715	8,134,525
National Oilwell Varco, Inc.	86,566	5,885,622
Total		14,020,147
Oil, Gas & Consumable Fuels 3.8%
Anadarko Petroleum Corp.	23,539	1,796,732
Continental Resources, Inc.(b)(c)	18,812	1,254,949

Issuer	Shares	Value
Common Stocks (continued)
Occidental Petroleum Corp.	90,969	$8,523,795
Total		11,575,476
TOTAL ENERGY		25,595,623
FINANCIALS 2.9%
Commercial Banks 2.9%
U.S. Bancorp	213,292	5,769,549
Wells Fargo & Co.	109,493	3,017,627
Total		8,787,176
TOTAL FINANCIALS		8,787,176
HEALTH CARE 5.6%
Biotechnology 2.6%
Biogen Idec, Inc.(b)	70,910	7,803,645
Pharmaceuticals 3.0%
Allergan, Inc.	48,742	4,276,623
Bristol-Myers Squibb Co.	134,783	4,749,753
Total		9,026,376
TOTAL HEALTH CARE		16,830,021
INDUSTRIALS 11.3%
Aerospace & Defense 2.5%
Precision Castparts Corp.	46,592	7,677,895
Electrical Equipment 1.1%
Rockwell Automation, Inc.	44,432	3,259,976
Industrial Conglomerates 1.8%
Danaher Corp.	117,017	5,504,480
Machinery 2.9%
Cummins, Inc.	46,651	4,106,221
Eaton Corp.	108,907	4,740,722
Total		8,846,943
Road & Rail 3.0%
Union Pacific Corp.	84,901	8,994,412
TOTAL INDUSTRIALS		34,283,706
INFORMATION TECHNOLOGY 18.4%
Communications Equipment 1.8%
QUALCOMM, Inc.	100,405	5,492,153
Computers & Peripherals 3.9%
Apple, Inc.(b)	29,250	11,846,250
Internet Software & Services 6.0%
Baidu, Inc., ADR(a)(b)	75,725	8,819,691
Google, Inc., Class A(b)	12,619	8,150,612
Youku, Inc., ADR(a)(b)(c)	75,218	1,178,666
Total		18,148,969
IT Services 5.7%
Accenture PLC, Class A(a)	126,498	6,733,489
Cognizant Technology Solutions Corp., Class A(b)	7,196	462,775
Visa, Inc., Class A	100,991	10,253,616
Total		17,449,880

The Accompanying Notes to Financial Statements are an integral part of this statement.

4

Columbia Variable Portfolio – Marsico Growth Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY (cont.)
Software 1.0%
Check Point Software Technologies Ltd.(a)(b)(c)	56,310	$2,958,527
TOTAL INFORMATION TECHNOLOGY		55,895,779
MATERIALS 9.0%
Chemicals 9.0%
Dow Chemical Co. (The)	119,854	3,447,001
Monsanto Co.	143,090	10,026,316
PPG Industries, Inc.	35,752	2,984,935
Praxair, Inc.	100,997	10,796,579
Total		27,254,831
TOTAL MATERIALS		27,254,831
Total Common Stocks (Cost: $236,079,013)		$301,627,515
Preferred Stocks 0.6%
FINANCIALS 0.6%
Commercial Banks 0.6%
Wells Fargo & Co., 8.000%	61,875	$1,759,106
TOTAL FINANCIALS		1,759,106
Total Preferred Stocks (Cost: $1,642,744)		$1,759,106
Money Market Funds 2.0%
Columbia Short-Term Cash Fund, 0.141%(d)(e)	6,059,179	$6,059,179
Total Money Market Funds (Cost: $6,059,179)		$6,059,179

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 1.6%
Repurchase Agreements 1.6%
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $1,000,016,(f)	0.140%	$1,000,000	$1,000,000
RBS Securities, Inc. dated 12/30/11, matures 01/03/12 repurchase price $3,849,210(f)	0.080%	3,849,176	3,849,176
Total			4,849,176
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $4,849,176)			$4,849,176
Total Investments (Cost: $248,630,112)			$314,294,976
Other Assets & Liabilities, Net			(11,056,332)
Net Assets			$303,238,644

The Accompanying Notes to Financial Statements are an integral part of this statement.

5

Columbia Variable Portfolio – Marsico Growth Fund

December 31, 2011

Forward Foreign Currency Exchange Contracts Open at December 31, 2011

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley	January 5, 2012	258,882 (USD)	166,753 (GBP)	$85	$—
Total				$85	$—

Notes to Portfolio of Investments

(a)  Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $31,009,806 or 10.23% of net assets.

(b)  Non-income producing.

(c)  At December 31, 2011, security was partially or fully on loan.

(d)  The rate shown is the seven-day current annualized yield at December 31, 2011.

(e)  Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$81,525,693	$(75,466,514)	$—	$6,059,179	$4,608	$6,059,179

(f)  The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$259,341
Fannie Mae REMICS	94,560
Fannie Mae Whole Loan	313
Fannie Mae-Aces	1,148
Federal Farm Credit Bank	8,808
Federal Home Loan Banks	9,933
Federal Home Loan Mortgage Corp	7,909
Federal National Mortgage Association	16,409
Freddie Mac Gold Pool	111,416
Freddie Mac Non Gold Pool	33,416
Freddie Mac Reference REMIC	3
Freddie Mac REMICS	75,430
Ginnie Mae I Pool	129,760
Ginnie Mae II Pool	173,841
Government National Mortgage Association	42,663
United States Treasury Bill	1,606
United States Treasury Note/Bond	52,140
United States Treasury Strip Coupon	1,304
Total Market Value of Collateral Securities	$1,020,000

RBS Securities, Inc. (0.080%)

Security Description	Value
Fannie Mae Pool	$3,926,164
Total Market Value of Collateral Securities	$3,926,164

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Variable Portfolio – Marsico Growth Fund

December 31, 2011

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Variable Portfolio – Marsico Growth Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$112,816,772	$5,462,423	$—	$118,279,195
Consumer Staples	14,701,184	—	—	14,701,184
Energy	25,595,623	—	—	25,595,623
Financials	8,787,176	—	—	8,787,176
Health Care	16,830,021	—	—	16,830,021
Industrials	34,283,706	—	—	34,283,706
Information Technology	55,895,779	—	—	55,895,779
Materials	27,254,831	—	—	27,254,831
Preferred Stocks
Financials	1,759,106	—	—	1,759,106
Total Equity Securities	297,924,198	5,462,423	—	303,386,621
Other
Money Market Funds	6,059,179	—	—	6,059,179
Investments of Cash Collateral Received for Securities on Loan	—	4,849,176	—	4,849,176
Total Other	6,059,179	4,849,176	—	10,908,355
Investments in Securities	303,983,377	10,311,599	—	314,294,976
Derivatives(c)
Assets
Forward Foreign Currency Exchange Contracts	—	85	—	85
Total	$303,983,377	$10,311,684	$—	$314,295,061

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

(c)  Derivative instruments are valued at unrealized appreciation (depreciation).

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Statement of Assets and Liabilities – Columbia Variable Portfolio – Marsico Growth Fund

December 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $237,721,757)	$303,386,621
Affiliated issuers (identified cost $6,059,179)	6,059,179
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $4,849,176)	4,849,176
Total investments (identified cost $248,630,112)	314,294,976
Unrealized appreciation on forward foreign currency exchange contracts	85
Receivable for:
Investments sold	343,076
Capital shares sold	34,890
Dividends	236,016
Dividends from affiliated fund	559
Securities lending	1,725
Reclaims	16,970
Expense reimbursement due from Investment Manager	26,821
Prepaid expense	7,024
Total assets	314,962,142
Liabilities
Due upon return of securities on loan	4,849,176
Payable for:
Investments purchased	6,135,267
Capital shares purchased	333,316
Investment management fees	186,294
Distribution fees	6,483
Transfer agent fees	15,105
Administration fees	57,903
Compensation of board members	60,365
Other expenses	79,589
Total liabilities	11,723,498
Net assets applicable to outstanding capital stock	$303,238,644

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Statement of Assets and Liabilities (continued) – Columbia Variable Portfolio – Marsico Growth Fund

December 31, 2011

Represented by
Paid-in capital	$295,265,674
Undistributed net investment income	189,636
Accumulated net realized loss	(57,881,615)
Unrealized appreciation (depreciation) on:
Investments	65,664,864
Forward foreign currency exchange contracts	85
Total — representing net assets applicable to outstanding capital stock	$303,238,644
*Value of securities on loan	$6,747,405
Net assets applicable to outstanding shares
Class 1	$271,574,030
Class 2	$31,664,614
Shares outstanding
Class 1	13,630,762
Class 2	1,589,803
Net asset value per share
Class 1	$19.92
Class 2	$19.92

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Operations – Columbia Variable Portfolio – Marsico Growth Fund

Year Ended December 31, 2011

Net investment income
Income:
Dividends	$4,564,052
Interest	1,186
Dividends from affiliates	4,608
Income from securities lending — net	10,902
Foreign taxes withheld	(19,115)
Total income	4,561,633
Expenses:
Investment management fees	2,566,905
Distribution fees
Class 2	78,780
Transfer agent fees
Class 1	189,209
Class 2	18,917
Administration fees	797,823
Compensation of board members	22,877
Pricing and bookkeeping fees	2,173
Custodian fees	20,730
Printing and postage fees	69,053
Professional fees	83,372
Line of credit interest expense	228
Chief compliance officer expenses	221
Other	42,288
Total expenses	3,892,576
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(482,295)
Expense reductions	(15)
Total net expenses	3,410,266
Net investment income	1,151,367
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	48,476,867
Foreign currency translations	(498)
Forward foreign currency exchange contracts	(410)
Net realized gain	48,475,959
Net change in unrealized appreciation (depreciation) on:
Investments	(57,758,341)
Forward foreign currency exchange contracts	85
Net change in unrealized depreciation	(57,758,256)
Net realized and unrealized loss	(9,282,297)
Net decrease in net assets from operations	$(8,130,930)

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Changes in Net Assets – Columbia Variable Portfolio – Marsico Growth Fund

	2011	2010
Operations
Net investment income	$1,151,367	$553,494
Net realized gain	48,475,959	343,002,756
Net change in unrealized depreciation	(57,758,256)	(281,918,706)
Net increase (decrease) in net assets resulting from operations	(8,130,930)	61,637,544
Distributions to shareholders from:
Net investment income
Class 1	(930,709)	(1,684,315)
Class 2	(30,114)	(11,917)
Total distributions to shareholders	(960,823)	(1,696,232)
Increase (decrease) in net assets from share transactions	(63,288,885)	(1,897,068,160)
Total decrease in net assets	(72,380,638)	(1,837,126,848)
Net assets at beginning of year	375,619,282	2,212,746,130
Net assets at end of year	$303,238,644	$375,619,282
Undistributed net investment income	$189,636	$—

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class 1 shares
Subscriptions	250,265	5,111,654	4,422,237	76,750,516
Distributions reinvested	46,489	930,709	96,803	1,684,315
Redemptions	(3,482,651)	(71,546,217)	(117,146,214)	(1,976,087,599)
Net decrease	(3,185,897)	(65,503,854)	(112,627,174)	(1,897,652,768)
Class 2 shares
Subscriptions	318,893	6,545,590	314,507	5,581,793
Distributions reinvested	1,505	30,114	695	11,917
Redemptions	(214,300)	(4,360,735)	(271,632)	(5,009,102)
Net increase	106,098	2,214,969	43,570	584,608
Total net decrease	(3,079,799)	(63,288,885)	(112,583,604)	(1,897,068,160)

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Financial Highlights – Columbia Variable Portfolio – Marsico Growth Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts of the Fund are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31,
	2011		2010		2009	2008	2007
Class 1
Per share data
Net asset value, beginning of period	$20.53		$16.91		$13.45	$22.28	$18.98
Income from investment operations:
Net investment income	0.07		0.01		0.08	0.09	0.11
Net realized and unrealized gain (loss)	(0.61)		3.63	(a)	3.49	(8.86)	3.21
Total from investment operations	(0.54)		3.64		3.57	(8.77)	3.32
Less distributions to shareholders from:
Net investment income	(0.07)		(0.02)		(0.11)	(0.06)	(0.02)
Total distributions to shareholders	(0.07)		(0.02)		(0.11)	(0.06)	(0.02)
Net asset value, end of period	$19.92		$20.53		$16.91	$13.45	$22.28
Total return	(2.64%)		21.55%		26.66%	(39.45%)	17.48%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.10	%(c)	0.96	%(c)	0.93%	0.96%	0.99%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)(f)	0.96	%(c)	0.96	%(c)(e)	0.93%	0.95%	0.99%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.10%		0.96%		0.93%	0.96%	0.99%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)(f)	0.96%		0.96%		0.93%	0.95%	0.99%
Net investment income(f)	0.35%		0.06%		0.52%	0.50%	0.51%
Supplemental data
Net assets, end of period (in thousands)	$271,574		$345,175		$2,188,367	$1,260,278	$1,333,860
Portfolio turnover	68%		88%		62%	70%	53%

Notes to Financial Highlights

(a)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Interest expense rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The Investment Manager reimbursed interest expense which had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Financial Highlights (continued) – Columbia Variable Portfolio – Marsico Growth Fund

	Year ended Dec. 31,
	2011		2010		2009	2008	2007
Class 2
Per share data
Net asset value, beginning of period	$20.52		$16.93		$13.43	$22.24	$18.98
Income from investment operations:
Net investment income (loss)	0.03		(0.03)		0.04	0.05	0.08
Net realized and unrealized gain (loss)	(0.61)		3.63	(a)	3.49	(8.85)	3.18
Total from investment operations	(0.58)		3.60		3.53	(8.80)	3.26
Less distributions to shareholders from:
Net investment income	(0.02)		(0.01)		(0.03)	(0.01)	—
Total distributions to shareholders	(0.02)		(0.01)		(0.03)	(0.01)	—
Net asset value, end of period	$19.92		$20.52		$16.93	$13.43	$22.24
Total return	(2.83%)		21.26%		26.32%	(39.59%)	17.18%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.35	%(c)	1.21	%(c)	1.18%	1.21%	1.24%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)(f)	1.20	%(c)	1.21	%(c)(e)	1.18%	1.20%	1.24%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.35%		1.21%		1.18%	1.21%	1.24%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)(f)	1.20%		1.21%		1.18%	1.20%	1.24%
Net investment income (loss)(f)	0.14%		(0.16%)		0.27%	0.26%	0.39%
Supplemental data
Net assets, end of period (in thousands)	$31,665		$30,444		$24,380	$11,726	$8,043
Portfolio turnover	68%		88%		62%	70%	53%

Notes to Financial Highlights

(a)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Interest expense rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The Investment Manager reimbursed interest expense which had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Notes to Financial Statements

Columbia Variable Portfolio – Marsico Growth Fund / December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – Marsico Growth Fund (the Fund), formerly known as Columbia Marsico Growth Fund, Variable Series, a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. On May 2, 2011, Columbia Marsico Growth Fund, Variable Series was renamed Columbia Variable Portfolio – Marsico Growth Fund.

Fund Shares—The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and/or variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans and other qualified institutional investors (collectively, Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure. On May 2, 2011, Class A and Class B shares of the Fund were renamed Class 1 and Class 2 shares, respectively.

Note 2. Summary of Significant Accounting Policies

Use of Estimates—The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

15

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico Growth Fund / December 31, 2011

Foreign Currency Transactions and Translation—The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments—The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts—Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund's custodian entered into forward foreign currency exchange contracts on the Fund's behalf in order to facilitate the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements—The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

	Fair Values of Derivative Instruments at December 31, 2011
	Asset derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$85
Total		$85

16

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico Growth Fund / December 31, 2011

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(410)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$85

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	13

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition—Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of exdividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders—Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications—Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

17

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico Growth Fund / December 31, 2011

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees—Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser, Marsico Capital Management, LLC (Marsico). See Subadvisory Agreement below. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.74% to 0.55% as the Fund's net assets increase.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the Investment Manager has contractually agreed to waive a portion of its management fee through April 30, 2012. In the absence of a separate contractual expense limitation arrangement, the management fee waiver for the Fund is equal to a percentage of the Fund's pro-rata portion of the combined average daily net assets of the Fund and other affiliated funds managed by the Investment Manager and sub-advised by Marsico, at a rate that increases from 0.00% to 0.10% as the combined daily net assets increase. The effective management fee rate, net of any fee waivers, for the year ended December 31, 2011 was 0.74% of the Fund's average daily net assets.

Subadvisory Agreement—The Investment Manager has entered into a Subadvisory Agreement with Marsico, the subadviser of the Fund. The Investment Manager compensates Marsico to manage the investments of the Fund's assets.

Administration Fees—Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 11, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.23% of the Fund's average daily net assets. Prior to July 11, 2011, the administration fee was equal to the annual rate of 0.23% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees—Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Other Fees—Other expenses are for, among other things, certain expenses of the Funds or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were $1,493.

Compensation of Board Members—Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds

18

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico Growth Fund / December 31, 2011

managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer—The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund's expenses associated with the Chief Compliance Officer are paid directly by Columbia. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fee—Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the average daily net assets attributable to Class 1 and Class 2 shares of the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

Distribution Fees—The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates—Effective May 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.91%
Class 2	1.16

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to May 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 1.05% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended December 31, 2011, these differences are primarily due to differing treatments for foreign currency transactions and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(908)
Accumulated net realized loss	908
Paid-in capital	—

19

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico Growth Fund / December 31, 2011

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2011	2010
Ordinary income*	$960,823	$1,696,232

*  Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$248,495
Unrealized appreciation	60,783,559

At December 31, 2011, the cost of investments for federal income tax purposes was $253,511,417 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$67,706,889
Unrealized depreciation	(6,923,330)
Net unrealized app/depreciation	$60,783,559

The following capital loss carryforward, determined at December 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$53,000,310
Total	$53,000,310

At December 31, 2011, capital loss carryforwards of $40,762,912 was utilized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $233,066,216 and $292,493,681, respectively, for the year ended December 31, 2011.

Note 6. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At December 31, 2011, securities valued at $6,747,405 were on loan, secured by U.S. government securities valued at $2,106,340 and by cash collateral of $4,849,176 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification

20

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico Growth Fund / December 31, 2011

does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period January 1, 2011 through July 10, 2011, these credits reduced total expenses by $15.

Note 8. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At December 31, 2011, two unaffiliated shareholder accounts owned 20.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholder accounts owned 67.6% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to July 11, 2011, the Fund and certain other funds managed by the Investment Manager participated in a committed, unsecured revolving credit facility provided by State Street. For the period June 27, 2011 through July 8, 2011, the collective borrowing amount of the credit facility was $100 million. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

21

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico Growth Fund / December 31, 2011

For the year ended December 31, 2011, the average daily loan balance outstanding on days where borrowing existed was $1,866,667 at a weighted average interest rate of 1.45%.

Note 11. Significant Risks

Foreign Securities Risk—Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

22

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico Growth Fund / December 31, 2011

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia Variable Portfolio – Marsico Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Marsico Growth Fund (formerly Columbia Marsico Growth Fund, Variable Series) (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2012

24

Federal Income Tax Information (Unaudited)

Columbia Variable Portfolio – Marsico Growth Fund

100.00% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2011, qualifies for the corporate dividends received deduction.

25

Fund Governance

Columbia Variable Portfolio – Marsico Growth Fund

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

26

Fund Governance (continued)

Columbia Variable Portfolio – Marsico Growth Fund

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing – Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

27

Fund Governance (continued)

Columbia Variable Portfolio – Marsico Growth Fund

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President – Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

28

Fund Governance (continued)

Columbia Variable Portfolio – Marsico Growth Fund

Interested Board Member Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Linda J. Wondrack (Born 1964) 225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

29

Fund Governance (continued)

Columbia Variable Portfolio – Marsico Growth Fund

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

30

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Important Information About This Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund is available only through variable annuity contracts and/or variable life insurance policies issued by participating insurance companies, qualified pension or retirement plans or other eligible investors. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Variable Portfolio – Marsico Growth Fund
P.O. Box 8081 Boston, MA 02266-8081

C-1546 A (2/12)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Variable Portfolio - Marsico International Opportunities Fund

Annual Report for the Period Ended December 31, 2011

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Variable Portfolio – Marsico International Opportunities Fund / December 31, 2011

Columbia Variable Portfolio—Marsico International Opportunities Fund seeks long-term growth of capital.

James G. Gendelman has co-managed the fund since August 2000. Munish Malhotra, CFA has co-managed the fund since 2010.

For the 12-month period that ended December 31, 2011, the fund's Class 2 shares underperformed its benchmark, the MSCI EAFE Index (Net).* Stock selection in the energy, consumer discretionary and financials sectors detracted from performance as did sector allocations overall. Information technology and industrials sectors added to results.

Economic environment

The year ended December 31, 2011 was a highly tempestuous period for stocks around the world. A long list of macro-related developments dampened global growth expectations: political turmoil in the Middle East and North Africa, a major earthquake and tsunami in Japan, the lack of a strategic resolution to the euro zone's worsening debt crisis, worries about the potential for a "hard landing" in China, and inflationary pressures in many emerging markets. Uncertainty about government policy-makers' intentions and effectiveness also aggravated the equity markets. A perceived lack of adequate monetary policy tools to stimulate economic growth and a seeming inability on the part of European monetary authorities to devise a unified, far-reaching and strategic solution to its budget issues weighed heavily on investors globally, as did an increasingly truculent and unproductive political environment in the United States. Even as worries flared that financial problems in the euro zone peripheral countries could spill over to the rest of the world and European economic growth tapered off, European monetary authorities remained generally fixated on inflation and implementation of austerity measures, while maneuvering in piecemeal and uncoordinated fashion to address debt issues. In December, the European Central Bank introduced a large new lending program, which was viewed positively by investors and contributed to an end-of-year equity market rally.

Security weights, currency fluctuations detracted from performance

The fund's sector weights are largely a function of the stock selection process, and overall, detracted from results. The portfolio had few investments in the good-performing health care and consumer staples sectors, while it was overweight in the weak-performing information technology and consumer discretionary areas.

Fluctuations in currencies were an additional source of fund underperformance during the period. From early April through early August 2011, about one-half of the fund's Japanese yen-denominated holdings were hedged into U.S. dollars. This was a capital preservation strategy based on our view that the yen was significantly overvalued relative to the dollar on a purchasing power parity basis. However, the yen continued to appreciate versus the dollar and other major currencies. Thus, the hedge detracted from performance. We unwound the hedge after Standard & Poor's downgraded the rating on long-term U.S. government debt in August, as we thought currencies such as the yen and Swiss franc, might continue to strengthen against the dollar and euro.

Stock selection produced mixed results

Stock selection in a number of sectors, notably energy, consumer discretionary and financials, also hurt performance. Oil and gas exploration firms OGX Petróleo e Gás Participações and Pacific Rubiales Energy (2.4% and 0.9% of net assets, respectively) each declined sharply. Several consumer discretionary companies also fell markedly, including Hong-Kong-based Li & Fung (1.6% of net assets), which manufactures, exports and distributes retail goods, and Denmark-based jewelry manufacturer Pandora, which was sold from the fund during the period. Within financials, Citigroup (1.5% of net assets), which has a growing emerging markets presence, was a poor performer. India-based ICICI Bank and Hong Kong property rental firm Hang Lung Properties (1.0% and 1.4% of net assets, respectively) also negatively impacted results.

Stock selection in the information technology and industrial sectors had a positive impact on fund performance. In the former, Argentina-based e-commerce company MercadoLibre and UK-based semiconductor firm ARM Holdings (1.4% and 1.6% of net assets, respectively) had strong advances. Canadian National Railway and jet engine supplier Rolls-Royce (2.6% and 1.1% of net assets, respectively) were the fund's leading holdings in industrials. ThyssenKrupp, a diversified materials and technology conglomerate reported solid earnings with strong production volumes in its steel business. The stock performed well and we sold it from the portfolio. Spanish fashion clothing retailer Industria de Diseno Textil, also known as The Inditex Group (1.7% of net assets), was also a strong contributor to results. Fund performance also benefited from an underweight allocation to the financials sector, which was the weakest-performing area of the MSCI EAFE Index.

Portfolio positioning

We have increased the fund's allocation to the information technology and health care sectors, while reducing its weight in the financials, consumer staples and materials sectors. Within financials, we significantly cut the fund's exposure to European financial companies. We are focusing on investments with company- and industry-specific growth drivers rather than macro-dependent growth catalysts. We are emphasizing firms we believe are capable of compounding their earnings growth even in an environment of slower global growth. These firms have established global footprints, high quality assets, strong balance sheets, solid top-line growth and an ability to gain market share.

Past performance is no guarantee of future results.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation and potentially confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

Holdings are disclosed as of December 31, 2011, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

*  Please see "Performance Information" on the following page for a description of the index.

1

Performance Information

Columbia Variable Portfolio – Marsico International Opportunities Fund / December 31, 2011

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Advisers, LLC (the "Investment Manager") and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions

Performance results reflect all fund expenses, but do not include any fees and expenses imposed by your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2011 (%)

	1-year	5-year	10-year
Class 2 (03/27/98)	-16.18	-4.11	6.11
MSCI EAFE Index (Net)*	-12.14	-4.72	4.67

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/10	12/31/11
Class 2	15.98	13.29

Performance of a $10,000 investment, 01/01/02 – 12/31/11

Portfolio Breakdown1 (at December 31, 2011) (%)

Consumer Discretionary	24.0
Consumer Staples	6.8
Energy	5.9
Financials	11.3
Health Care	7.3
Industrials	12.3
Information Technology	19.3
Materials	4.3
Telecommunication Services	5.2
Other[2]	3.6

1 Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

2 Includes Cash Equivalents.

The graph compares the results of a hypothetical $10,000 investment in Class 2 shares with the index. The returns for the index and Class 2 shares assume reinvestment of dividends and capital gains, if any. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

*  The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 30, 2011, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2

Fund Expense Example

Columbia Variable Portfolio – Marsico International Opportunities Fund / December 31, 2011

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension or retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

07/01/11 – 12/31/11	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	841.80	1,017.80	6.69	7.33	1.45

Expenses paid during the period are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had the Investment Manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio of Investments – Columbia Variable Portfolio – Marsico International Opportunities Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 96.5%
ARGENTINA 2.4%
Arcos Dorados Holdings, Inc., Class A(a)	77,251	$1,585,963
MercadoLibre, Inc.	27,339	2,174,544
Total		3,760,507
BELGIUM 2.7%
Anheuser-Busch InBev NV(a)	67,905	4,157,451
BRAZIL 3.7%
BR Malls Participacoes SA(a)	211,700	2,056,563
OGX Petroleo e Gas Participacoes SA(a)(b)	506,000	3,694,797
Total		5,751,360
CANADA 5.3%
Canadian National Railway Co.(a)	52,556	4,128,799
IMAX Corp.(a)(b)(c)	55,694	1,020,871
Pacific Rubiales Energy Corp.(a)	78,278	1,439,163
Potash Corp. of Saskatchewan, Inc.(a)	40,501	1,671,881
Total		8,260,714
CHINA 4.6%
Baidu, Inc., ADR(a)(b)	31,049	3,616,277
Belle International Holdings Ltd.(a)	1,148,000	1,994,386
CNOOC Ltd.(a)	894,200	1,559,256
Total		7,169,919
DENMARK 3.4%
Novo Nordisk A/S, Class B(a)	31,151	3,579,764
Novozymes A/S(a)(b)	55,495	1,713,173
Total		5,292,937
FRANCE 3.8%
Pernod-Ricard SA(a)	17,613	1,633,535
Publicis Groupe SA(a)	34,908	1,605,912
Schneider Electric SA(a)	51,819	2,728,276
Total		5,967,723
GERMANY 4.3%
Adidas AG(a)	35,521	2,310,607
Bayerische Motoren Werke AG(a)	44,420	2,975,714
Infineon Technologies AG(a)	198,789	1,496,356
Total		6,782,677
HONG KONG 5.6%
China Unicom Hong Kong Ltd.(a)	1,946,000	4,102,477
Hang Lung Properties Ltd.(a)	762,000	2,163,002
Li & Fung Ltd.(a)	1,384,000	2,550,188
Total		8,815,667
INDIA 1.0%
ICICI Bank Ltd., ADR(a)	56,188	1,485,049
IRELAND 6.1%
Accenture PLC, Class A(a)	59,010	3,141,103
Experian PLC(a)	231,654	3,149,687
Shire PLC(a)	93,242	3,247,972
Total		9,538,762
ISRAEL 1.0%
Check Point Software Technologies Ltd.(a)(b)	29,965	1,574,361

Issuer	Shares	Value
Common Stocks (continued)
ITALY 0.3%
Prada SpA(a)(b)(c)	118,700	$534,223
JAPAN 10.0%
Canon, Inc.(a)(c)	53,800	2,367,594
Fanuc Corp.(a)	21,600	3,294,697
Honda Motor Co., Ltd.(a)(c)	76,200	2,321,121
Hoya Corp.(a)	74,200	1,595,234
Marubeni Corp.(a)	259,000	1,576,478
Rakuten, Inc.(a)	1,261	1,356,648
Sumitomo Realty & Development Co., Ltd.(a)	90,000	1,572,500
Yamada Denki Co., Ltd.(a)	23,020	1,568,104
Total		15,652,376
MEXICO 1.1%
Wal-Mart de Mexico SAB de CV, Class V(a)	596,100	1,636,053
NETHERLANDS 5.1%
ASML Holding NV(a)	107,057	4,499,689
Sensata Technologies Holding NV(a)(b)	103,731	2,726,051
Yandex NV, Class A(a)(b)	41,914	825,706
Total		8,051,446
SOUTH KOREA 1.1%
Samsung Electronics Co., Ltd.(a)	1,835	1,687,903
SPAIN 1.7%
Inditex SA(a)	33,359	2,732,108
SWEDEN 3.6%
Hennes & Mauritz AB, Class B(a)	53,821	1,730,674
Millicom International Cellular SA, SDR(a)	39,680	3,975,467
Total		5,706,141
SWITZERLAND 11.8%
Julius Baer Group Ltd.(a)(b)	103,143	4,034,360
Nestlé SA, Registered Shares(a)	55,364	3,182,855
Roche Holding AG, Genusschein Shares(a)	27,675	4,690,578
Swatch Group AG (The)(a)	8,709	3,259,037
Xstrata PLC(a)	220,491	3,348,892
Total		18,515,722
TAIWAN 3.0%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR(a)	368,651	4,759,284
UNITED KINGDOM 10.5%
ARM Holdings PLC(a)	270,263	2,484,733
British Sky Broadcasting Group PLC(a)	351,178	3,994,904
Reed Elsevier PLC(a)	193,282	1,557,867
Rolls-Royce Holdings PLC(a)(b)	147,911	1,714,754
Standard Chartered PLC(a)	186,897	4,089,637
Tullow Oil PLC(a)	117,062	2,548,798
Total		16,390,693
UNITED STATES 4.4%
Citigroup, Inc.	89,982	2,367,426
Las Vegas Sands Corp.(b)	36,611	1,564,388
Wynn Resorts Ltd.	26,410	2,918,041
Total		6,849,855
Total Common Stocks (Cost: $142,660,983)		$151,072,931

The Accompanying Notes to Financial Statements are an integral part of this statement.

4

Columbia Variable Portfolio – Marsico International Opportunities Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Preferred Stocks —%
UNITED KINGDOM —%
Rolls-Royce Holdings PLC, Class C(a)(b)(d)(e)	17,543,664	$27,245
Total Preferred Stocks (Cost: $21,334)		$27,245
Money Market Funds 3.6%
Columbia Short-Term Cash Fund, 0.141%(f)(g)	5,648,939	$5,648,939
Total Money Market Funds (Cost: $5,648,939)		$5,648,939

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 2.9%
Repurchase Agreements 2.9%
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $1,000,016(h)	0.140%	$1,000,000	$1,000,000
RBS Securities, Inc. dated 12/30/11, matures 01/03/12, repurchase price $3,609,794(h)	0.080%	3,609,761	3,609,761
Total			4,609,761
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $4,609,761)			$4,609,761
Total Investments (Cost: $152,941,017)			$161,358,876
Other Assets & Liabilities, Net			(4,761,529)
Net Assets			$156,597,347

Forward Foreign Currency Exchange Contracts Open at December 31, 2011

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation	Unrealized Depreciation
Royal Bank of Scotland	January 4, 2012	190,010 (CHF)	201,915 (USD)	$—	$(373)
UBS Securities	January 5, 2012	60,807 (CHF)	64,826 (USD)	90	—
Royal Bank of Scotland	January 4, 2012	48,496 (USD)	45,637 (CHF)	89	—
Royal Bank of Scotland	January 4, 2012	142,412 (USD)	92,464 (GBP)	1,185	—
Total				$1,364	$(373)

The Accompanying Notes to Financial Statements are an integral part of this statement.

5

Columbia Variable Portfolio – Marsico International Opportunities Fund

December 31, 2011

Notes to Portfolio of Investments

(a)  Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $142,075,777 or 90.73% of net assets.

(b)  Non-income producing.

(c)  At December 31, 2011, security was partially or fully on loan.

(d)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2011 was $27,245, representing 0.02% of net assets. Information concerning such security holdings at December 31, 2011 was as follows:

Security	Acquisition Dates	Cost
Rolls-Royce Holdings PLC, Class C	10/26/11	$21,333

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2011, the value of these securities amounted to $27,245, which represents 0.02% of net assets.

(f)  The rate shown is the seven-day current annualized yield at December 31, 2011.

(g)  Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$43,163,778	$(37,514,839)	$—	$5,648,939	$3,415	$5,648,939

(h)  The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$259,341
Fannie Mae REMICS	94,560
Fannie Mae Whole Loan	313
Fannie Mae-Aces	1,148
Federal Farm Credit Bank	8,808
Federal Home Loan Banks	9,933
Federal Home Loan Mortgage Corp	7,909
Federal National Mortgage Association	16,409
Freddie Mac Gold Pool	111,416
Freddie Mac Non Gold Pool	33,416
Freddie Mac Reference REMIC	3
Freddie Mac REMICS	75,430
Ginnie Mae I Pool	129,760
Ginnie Mae II Pool	173,841
Government National Mortgage Association	42,663
United States Treasury Bill	1,606
United States Treasury Note/Bond	52,140
United States Treasury Strip Coupon	1,304
Total Market Value of Collateral Securities	$1,020,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Variable Portfolio – Marsico International Opportunities Fund

December 31, 2011

RBS Securities, Inc. (0.080%)

Security Description	Value
Fannie Mae Pool	$3,681,961
Total Market Value of Collateral Securities	$3,681,961

Abbreviation Legend

ADR  American Depositary Receipt

SDR  Swedish Depositary Receipt

Currency Legend

CHF  Swiss Franc

GBP  Pound Sterling

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Variable Portfolio – Marsico International Opportunities Fund

December 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$7,089,263	$30,491,491	$—	$37,580,754
Consumer Staples	1,636,053	8,973,841	—	10,609,894
Energy	5,133,960	4,108,054	—	9,242,014
Financials	5,909,038	11,859,499	—	17,768,537
Health Care	—	11,518,315	—	11,518,315
Industrials	6,854,850	12,463,891	—	19,318,741
Information Technology	16,091,275	14,131,511	—	30,222,786
Materials	1,671,881	5,062,065	—	6,733,946
Telecommunication Services	—	8,077,944	—	8,077,944
Preferred Stocks
Industrials	—	—	27,245	27,245
Total Equity Securities	44,386,320	106,686,611	27,245	151,100,176
Other
Money Market Funds	5,648,939	—	—	5,648,939
Investments of Cash Collateral Received for Securities on Loan	—	4,609,761	—	4,609,761
Total Other	5,648,939	4,609,761	—	10,258,700
Investments in Securities	50,035,259	111,296,372	27,245	161,358,876
Derivatives(c)
Assets
Forward Foreign Currency Exchange Contracts	—	1,364	—	1,364
Liabilities
Forward Foreign Currency Exchange Contracts	—	(373)	—	(373)
Total	$50,035,259	$111,297,363	$27,245	$161,359,867

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end.Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$12,627,778	$—	$—	$12,627,778

(c)  Derivative instruments are valued at unrealized appreciation (depreciation).

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Variable Portfolio – Marsico International Opportunities Fund

December 31, 2011

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Preferred Stocks
Balance as of December 31, 2010	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)*	5,912
Sales	—
Purchases	21,333
Issuances	—
Settlements	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2011	$27,245

*Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2011 was $5,912.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Statement of Assets and Liabilities – Columbia Variable Portfolio – Marsico International Opportunities Fund

December 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $142,682,317)	$151,100,176
Affiliated issuers (identified cost $5,648,939)	5,648,939
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $4,609,761)	4,609,761
Total investments (identified cost $152,941,017)	161,358,876
Unrealized appreciation on forward foreign currency exchange contracts	1,364
Receivable for:
Investments sold	267,016
Capital shares sold	89,588
Dividends	92,136
Interest	2,480
Reclaims	61,853
Expense reimbursement due from Investment Manager	14,990
Prepaid expense	5,707
Total assets	161,894,010
Liabilities
Disbursements in excess of cash	276
Due upon return of securities on loan	4,609,761
Unrealized depreciation on forward foreign currency exchange contracts	373
Payable for:
Investments purchased	334,122
Capital shares purchased	28,503
Investment management fees	104,130
Distribution fees	32,540
Transfer agent fees	7,810
Administration fees	28,636
Compensation of board members	46,336
Other expenses	104,176
Total liabilities	5,296,663
Net assets applicable to outstanding capital stock	$156,597,347

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities (continued) – Columbia Variable Portfolio – Marsico International Opportunities Fund

December 31, 2011

Represented by
Paid-in capital	$239,801,829
Excess of distributions over net investment income	(973,187)
Accumulated net realized loss	(90,645,437)
Unrealized appreciation (depreciation) on:
Investments	8,417,859
Foreign currency translations	(4,708)
Forward foreign currency exchange contracts	991
Total — representing net assets applicable to outstanding capital stock	$156,597,347
*Value of securities on loan	$4,428,911
Net assets applicable to outstanding shares
Class 2	$156,597,347
Shares outstanding
Class 2	11,781,331
Net asset value per share
Class 2	$13.29

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Operations – Columbia Variable Portfolio – Marsico International Opportunities Fund

Year Ended December 31, 2011

Net investment income
Income:
Dividends	$3,488,169
Interest	509
Dividends from affiliates	3,415
Income from securities lending — net	13,349
Foreign taxes withheld	(343,860)
Total income	3,161,582
Expenses:
Investment management fees	1,533,707
Distribution fees
Class 2	479,283
Transfer agent fees
Class 2	115,027
Administration fees	421,769
Compensation of board members	14,658
Pricing and bookkeeping fees	2,168
Custodian fees	136,214
Printing and postage fees	77,528
Professional fees	90,578
Chief compliance officer expenses	277
Other	20,748
Total expenses	2,891,957
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(111,232)
Expense reductions	(2)
Total net expenses	2,780,723
Net investment income	380,859
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	13,491,939
Foreign currency translations	82,240
Forward foreign currency exchange contracts	(1,768,625)
Net realized gain	11,805,554
Net change in unrealized appreciation (depreciation) on:
Investments	(44,069,964)
Foreign currency translations	(27,300)
Forward foreign currency exchange contracts	991
Net change in unrealized depreciation	(44,096,273)
Net realized and unrealized loss	(32,290,719)
Net decrease in net assets from operations	$(31,909,860)

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Changes in Net Assets – Columbia Variable Portfolio – Marsico International Opportunities Fund

	Year ended December 31, 2011	Year ended December 31, 2010
Operations
Net investment income	$380,859	$845,960
Net realized gain	11,805,554	21,147,230
Net change in unrealized appreciation (depreciation)	(44,096,273)	4,486,394
Net increase (decrease) in net assets resulting from operations	(31,909,860)	26,479,584
Distributions to shareholders from:
Net investment income
Class 2	(1,511,704)	(1,446,374)
Total distributions to shareholders	(1,511,704)	(1,446,374)
Increase (decrease) in net assets from share transactions	(33,080,875)	(37,060,864)
Total decrease in net assets	(66,502,439)	(12,027,654)
Net assets at beginning of year	223,099,786	235,127,440
Net assets at end of year	$156,597,347	$223,099,786
Excess of distributions over net investment income	$(973,187)	$(927,296)

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class 2 shares
Subscriptions	545,909	7,751,354	945,784	13,411,024
Distributions reinvested	97,718	1,511,704	104,101	1,446,374
Redemptions	(2,819,633)	(42,343,933)	(3,705,963)	(51,918,262)
Net decrease	(2,176,006)	(33,080,875)	(2,656,078)	(37,060,864)

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Financial Highlights – Columbia Variable Portfolio – Marsico International Opportunities Fund

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts of the Fund are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31,
	2011		2010		2009		2008		2007
Class 2
Per share data
Net asset value, beginning of period	$15.98		$14.15		$10.45		$25.23		$21.95
Income from investment operations:
Net investment income	0.03		0.06		0.05		0.17	(a)	0.27	(b)
Net realized and unrealized gain (loss)	(2.60)		1.87		3.88		(10.88)		3.97
Total from investment operations	(2.57)		1.93		3.93		(10.71)		4.24
Less distributions to shareholders from:
Net investment income	(0.12)		(0.10)		(0.23)		(0.25)		(0.02)
Net realized gains	—		—		—		(3.82)		(0.94)
Total distributions to shareholders	(0.12)		(0.10)		(0.23)		(4.07)		(0.96)
Net asset value, end of period	$13.29		$15.98		$14.15		$10.45		$25.23
Total return	(16.18%)		13.73%		37.95%		(48.49%)		19.68%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.51%		1.47%		1.44%		1.39%		1.39	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.45	%(f)	1.45	%(f)	1.44	%(f)	1.39	%(f)	1.39	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.51%		1.47%		1.44%		1.39%		1.39%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.45	%(f)	1.45	%(f)	1.44	%(f)	1.39	%(f)	1.39	%(f)
Net investment income	0.20	%(f)	0.39	%(f)	0.42	%(f)	0.98	%(f)	1.15	%(f)
Supplemental data
Net assets, end of period (in thousands)	$156,597		$223,100		$235,127		$198,529		$386,452
Portfolio turnover	95%		112%		113%		132%		133%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Notes to Financial Statements

Columbia Variable Portfolio – Marsico International Opportunities Fund / December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – Marsico International Opportunities Fund (the Fund), formerly known as Columbia Marsico International Opportunities Fund, Variable Series, a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. On May 2, 2011, Columbia Marsico International Opportunities Fund, Variable Series was renamed Columbia Variable Portfolio – Marsico International Opportunities Fund.

Fund Shares—The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and/or variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension or retirement plans and other qualified institutional investors (collectively, Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure. On May 2, 2011, Class B shares of the Fund were renamed Class 2 shares.

Note 2. Summary of Significant Accounting Policies

Use of Estimates—The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

15

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico International Opportunities Fund / December 31, 2011

Foreign Currency Transactions and Translation—The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments—The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts—Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts for the settlement of purchases and sales of securities and to hedge the currency exposure associated with some or all of the Fund's securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements—The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

	Fair Values of Derivative Instruments at December 31, 2011
	Asset derivatives		Liability derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$1,364	Unrealized depreciation on forward foreign currency exchange contracts	$373

16

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico International Opportunities Fund / December 31, 2011

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(1,768,625)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$991
Volume of Derivative Instruments for the Year Ended December 31, 2011
Contracts Opened
Forward Foreign Currency Exchange Contracts	579

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition—Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on the accrual basis.

Expenses—General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status—The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders—Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

All dividends and distributions are reinvested in additional Class 2 shares of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications—Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

17

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico International Opportunities Fund / December 31, 2011

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees—Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser, Marsico Capital Management, LLC (Marsico). See Subadvisory Agreement below. The management fee is an annual fee that is equal to 0.80% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the Investment Manager has contractually agreed to waive a portion of its management fee through April 30, 2012. In the absence of a separate contractual expense limitation arrangement, the management fee waiver for the Fund is equal to a percentage of the Fund's pro-rata portion of the combined average daily net assets of the Fund and other affiliated funds managed by the Investment Manager and sub-advised by Marsico, at a rate that increases from 0.00% to 0.10% as the combined daily net assets increase. The effective management fee rate, net of any fee waivers, for the year ended December 31, 2011 was 0.80% of the Fund's average daily net assets.

Subadvisory Agreement—The Investment Manager has entered into a Subadvisory Agreement with Marsico, the subadviser of the Fund. The Investment Manager compensates Marsico to manage the investments of the Fund's assets.

Administration Fees—Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 11, 2011, the Fund pays the Fund Administrator an annual fee rate for administration and accounting services equal to 0.22% of the Fund's average daily net assets. Prior to July 11, 2011, the administration fee was equal to the annual rate of 0.22% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees—Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Other Fees—Other expenses are for, among other things, certain expenses of the Funds or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were $1,201.

Compensation of Board Members—Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds

18

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico International Opportunities Fund / December 31, 2011

managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer—The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund's expenses associated with the Chief Compliance Officer are paid directly by Columbia. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fee—Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the average daily net assets of the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

Distribution Fees—The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates—Effective May 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rate of 1.45% of the Fund's average daily net assets attributable to Class 2 shares.

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to May 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 1.20% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended December 31, 2011, these differences are primarily due to differing treatments for net operating loss, passive foreign investment company (PFIC) holdings, late year ordinary losses, foreign currency transactions, excess distributons and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net investment loss	$1,084,954
Accumulated net realized loss	1,686,384
Paid-in capital	(2,771,338)

19

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico International Opportunities Fund / December 31, 2011

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2011	2010
Ordinary income	$1,511,704	$1,446,374

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	6,982,879

At December 31, 2011, the cost of investments for federal income tax purposes was $154,375,997 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$14,839,503
Unrealized depreciation	(7,856,624)
Net unrealized appreciation	$6,982,879

The following capital loss carryforward, determined at December 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2016	$41,247,711
2017	48,193,080
Total	$89,440,791

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended December 31, 2011, $10,833,842 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2011, the Fund will elect to treat late-year ordinary losses of $742,851 as arising on January 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $179,802,163 and $217,592,942, respectively, for the year ended December 31, 2011.

Note 6. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At December 31, 2011, securities valued at $4,428,911 were on loan, secured by cash collateral of $4,609,761 (which does not reflect calls for collateral made to borrowers by

20

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico International Opportunities Fund / December 31, 2011

JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period January 1, 2011 through July 10, 2011, these credits reduced total expenses by $2.

Note 8. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At December 31, 2011, two unaffiliated shareholder accounts owned 51.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholder accounts owned 33.1% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to July 11, 2011, the Fund and certain other funds managed by the Investment Manager participated in a committed, unsecured revolving credit facility provided by State Street. For the period June 27, 2011 through July 8, 2011, the collective borrowing amount of the credit facility was $100 million. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of

21

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico International Opportunities Fund / December 31, 2011

the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended December 31, 2011.

Note 11. Significant Risks

Foreign Securities Risk—Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are

22

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Marsico International Opportunities Fund / December 31, 2011

likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia Variable Portfolio – Marsico International Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Marsico International Opportunities Fund (formerly Columbia Marsico International Opportunities Fund, Variable Series) (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2012

24

Federal Income Tax Information (Unaudited)

Columbia Variable Portfolio – Marsico International Opportunities Fund

Foreign taxes paid during the fiscal year ended December 31, 2011, of $312,631 are expected to be passed through to shareholders. This represents $0.03 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $3,360,856 ($0.29 per share) for the fiscal year end December 31, 2011.

25

Fund Governance

Columbia Variable Portfolio – Marsico International Opportunities Fund

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

26

Fund Governance (continued)

Columbia Variable Portfolio – Marsico International Opportunities Fund

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing – Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

27

Fund Governance (continued)

Columbia Variable Portfolio – Marsico International Opportunities Fund

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President – Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

28

Fund Governance (continued)

Columbia Variable Portfolio – Marsico International Opportunities Fund

Interested Board Member Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Linda J. Wondrack (Born 1964) 225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

29

Fund Governance (continued)

Columbia Variable Portfolio – Marsico International Opportunities Fund

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

30

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Important Information About This Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund is available only through variable annuity contracts and/or variable life insurance policies issued by participating insurance companies, qualified pension or retirement plans or other eligible investors. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Variable Portfolio – Marsico International Opportunities Fund
P.O. Box 8081 Boston, MA 02266-8081

C-1662 A (2/12)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Variable Portfolio - Mid Cap Growth Fund

Annual Report for the Period Ended December 31, 2011

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Variable Portfolio – Mid Cap Growth Fund / December 31, 2011

Columbia Variable Portfolio—Mid Cap Growth Fund seeks long-term capital appreciation.

Wayne M. Collette and George J. Myers have co-managed the fund since October 2006. Lawrence W. Lin and Brian D. Neigut have co-managed the fund since October 2007.

For the 12-month period that ended December 31, 2011, the fund's Class 1 shares underperformed both the Russell Midcap Index and the Russell Midcap Growth Index.† Pronounced market volatility hurt the fund's return relative to the indices, which were only slightly negative for the year. Weak results in the materials, health care, and energy sectors offset more positive returns from certain consumer staples and financial names.

Materials and information technology holdings hurt returns

Agnico-Eagle Mines (0.4% of net assets), in the materials sector, was the largest relative detractor from returns during the period. News of its abrupt suspension of operations and production at a Quebec mining site hurt the stock of the Canadian-based gold producer. Among information technology underperformers, Rovi, WebMD and Sina (0.6%, and 0.4% of net assets, respectively; Sina was sold) were significant detractors from returns. In health care, the largest detractor was drug maker Dendreon (0.3% of net assets), which was hurt by slower than expected sales of its controversial prostate cancer drug Provenge. National senior housing operator Brookdale Senior Living (0.7% of net assets), and biotechnology tool maker Life Technologies hurt relative returns. We sold the latter position. An underweight position in strong-performing energy names also had a significant negative effect on performance relative to the benchmark.

Consumer names posted strong results

Consumer holdings led the fund's strongest performers during the year. Top contributor Green Mountain Coffee Roasters (0.4% of net assets) reported increased earnings on rising sales of its popular Keurig coffee maker and single-serving K-cups. Global network marketing company Herbalife (1.3% of net assets) also reported strong earnings from its weight management, nutritional supplement, energy, sports and fitness product lines. Among consumer discretionary names, stand-out performers were Tempur-pedic International, Panera Bread (0.9% and 1.4% of net assets, respectively) and lululemon athletica. All three were able to boost profits, offering popular products to a burgeoning customer base and skillfully managing through the year's volatile second half. We sold the fund's position in lululemon, taking profits. Among financials, Discover Financial Services and ratings firm Moody's (0.5% and 0.8% of net assets, respectively) were the largest contributors to returns. Both firms benefited from an improving consumer environment marked by a sharp drop in credit losses and declining delinquencies.

Positioned to benefit from modest economic expansion

Despite lackluster economic news and disappointing job growth, U.S. economic growth picked up in the second half of the year and consumer confidence improved. In the fourth quarter, some progress was made on the employment front, as the U.S. added 420,000 new jobs and the unemployment rate fell to 8.5%. Against this mildly encouraging backdrop, we still believe there is a reasonable chance of a mild recession. Europe may already be in recession, a situation that may likely worsen in 2012 as austerity measures take hold. These measures may reduce deficits initially, but economic growth is typically needed to drive any significant progress in debt reduction.

In sum, while many of the issues that concerned us in 2011 remain the same, we are cautiously optimistic about the returns that financial markets may generate in 2012. We believe investors will continue to gravitate towards growth companies with products or services that can demand premium pricing in the marketplace and that are not dependent on a growth economy to grow earnings. We have positioned the portfolio to benefit from a modest economic expansion and a slightly improving jobs picture.

Past performance is no guarantee of future results.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Holdings are disclosed as of December 31, 2011, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

†  Please see "Performance Information" on the following page for a description of the indices.

1

Performance Information

Columbia Variable Portfolio – Mid Cap Growth Fund / December 31, 2011

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC (the "Investment Manager") and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2011 (%)

	1-year	5-year	10-Year
Class 1 (05/01/01)	-5.07	3.48	3.49
Class 2* (10/02/06)	-5.25	3.23	3.21
Russell Midcap Growth Index[1]	-1.65	2.44	5.29
Russell Midcap Index[2]	-1.55	1.41	6.99

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/10	12/31/11
Class 1	7.89	7.49
Class 2	7.81	7.40

Performance of a $10,000 investment, 01/01/02 – 12/31/11

Portfolio Breakdown1 (at December 31, 2011) (%)

Consumer Discretionary	21.2
Consumer Staples	5.8
Energy	11.0
Financials	7.1
Health Care	14.6
Industrials	12.9
Information Technology	18.5
Materials	5.2
Telecommunication Services	0.8
Utilities	0.8
Other[2]	2.1

1 Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

2 Includes Cash Equivalents.

The graph compares the results of a hypothetical $10,000 investment in Class 1 shares with the index. The returns for the index and Class 1 shares include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

*  The returns shown for periods prior to the share class inception include the returns of the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

1  The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.

2  The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization or the Russell 1000 Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2

Fund Expense Example

Columbia Variable Portfolio – Mid Cap Growth Fund / December 31, 2011

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

07/01/11 – 12/31/11	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	852.10	1,020.56	4.18	4.56	0.90
Class 2	1,000.00	1,000.00	850.60	1,019.30	5.34	5.82	1.15

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had the Investment Manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio of Investments – Columbia Variable Portfolio – Mid Cap Growth Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.2%
CONSUMER DISCRETIONARY 21.3%
Auto Components 2.5%
BorgWarner, Inc.(a)	2,480	$158,075
Gentex Corp.	10,630	314,542
Lear Corp.	7,930	315,614
Total		788,231
Diversified Consumer Services 0.5%
New Oriental Education & Technology Group, ADR(a)	6,720	161,616
Hotels, Restaurants & Leisure 3.8%
Chipotle Mexican Grill, Inc.(a)	610	206,021
Panera Bread Co., Class A(a)	3,070	434,252
Starwood Hotels & Resorts Worldwide, Inc.	6,800	326,196
Wynn Resorts Ltd.	2,090	230,924
Total		1,197,393
Household Durables 1.5%
D.R. Horton, Inc.	13,700	172,757
Tempur-Pedic International, Inc.(a)	5,662	297,425
Total		470,182
Internet & Catalog Retail 0.9%
priceline.com, Inc.(a)	330	154,344
TripAdvisor, Inc.(a)	4,384	110,521
Total		264,865
Leisure Equipment & Products 0.6%
Polaris Industries, Inc.(b)	3,186	178,352
Media 2.0%
CBS Corp., Class B Non Voting	8,580	232,861
Discovery Communications, Inc., Class A(a)	5,680	232,710
DISH Network Corp., Class A	6,080	173,158
Total		638,729
Multiline Retail 1.1%
Nordstrom, Inc.	6,650	330,572
Specialty Retail 5.5%
AutoZone, Inc.(a)	490	159,235
Bed Bath & Beyond, Inc.(a)	4,930	285,792
Dick's Sporting Goods, Inc.	4,840	178,499
Limited Brands, Inc.	8,870	357,905
O'Reilly Automotive, Inc.(a)	3,260	260,637
TJX Companies, Inc.	4,420	285,311
Ulta Salon Cosmetics & Fragrance, Inc.(a)	3,070	199,304
Total		1,726,683
Textiles, Apparel & Luxury Goods 2.9%
Deckers Outdoor Corp.(a)	2,412	182,275
Fossil, Inc.(a)	2,232	177,131
Michael Kors Holdings Ltd.(a)	6,128	166,988
Ralph Lauren Corp.	1,370	189,170
Warnaco Group, Inc. (The)(a)(b)	4,047	202,512
Total		918,076
TOTAL CONSUMER DISCRETIONARY		6,674,699

Issuer	Shares	Value
Common Stocks (continued)
CONSUMER STAPLES 5.8%
Beverages 1.2%
Coca-Cola Enterprises, Inc.	6,210	$160,094
Monster Beverage Corp.(a)	2,330	214,686
Total		374,780
Food & Staples Retailing 0.8%
Whole Foods Market, Inc.	3,440	239,355
Food Products 1.8%
Green Mountain Coffee Roasters, Inc.(a)(b)	3,110	139,484
HJ Heinz Co.	3,700	199,948
Mead Johnson Nutrition Co.	3,160	217,187
Total		556,619
Personal Products 2.0%
Estee Lauder Companies, Inc. (The), Class A	2,050	230,256
Herbalife Ltd.	8,060	416,460
Total		646,716
TOTAL CONSUMER STAPLES		1,817,470
ENERGY 11.0%
Energy Equipment & Services 4.2%
Cameron International Corp.(a)	7,597	373,697
Complete Production Services, Inc.(a)	5,170	173,505
Ensco PLC, ADR(c)	3,420	160,466
Oil States International, Inc.(a)	3,280	250,494
Patterson-UTI Energy, Inc.	8,830	176,423
Tidewater, Inc.	3,450	170,085
Total		1,304,670
Oil, Gas & Consumable Fuels 6.8%
Alpha Natural Resources, Inc.(a)	7,650	156,289
Concho Resources, Inc.(a)	4,908	460,125
Consol Energy, Inc.	3,940	144,598
Continental Resources, Inc.(a)(b)	6,540	436,283
Denbury Resources, Inc.(a)	9,750	147,225
HollyFrontier Corp.	5,460	127,764
Peabody Energy Corp.	4,450	147,340
Range Resources Corp.	2,890	179,007
Southwestern Energy Co.(a)	4,750	151,715
World Fuel Services Corp.	4,660	195,627
Total		2,145,973
TOTAL ENERGY		3,450,643
FINANCIALS 7.1%
Capital Markets 1.0%
Affiliated Managers Group, Inc.(a)	3,377	324,023
Commercial Banks 0.6%
Signature Bank(a)	3,190	191,368
Consumer Finance 0.6%
Discover Financial Services	6,970	167,280
Diversified Financial Services 1.5%
IntercontinentalExchange, Inc.(a)	1,760	212,168
Moody's Corp.(b)	7,770	261,694
Total		473,862

The Accompanying Notes to Financial Statements are an integral part of this statement.

4

Columbia Variable Portfolio – Mid Cap Growth Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS (cont.)
Real Estate Investment Trusts (REITs) 1.8%
Digital Realty Trust, Inc.	2,470	$164,675
Home Properties, Inc.	2,910	167,529
Plum Creek Timber Co., Inc.	6,540	239,102
Total		571,306
Real Estate Management & Development 1.0%
CBRE Group, Inc.(a)	10,589	161,165
Jones Lang LaSalle, Inc.	2,620	160,501
Total		321,666
Thrifts & Mortgage Finance 0.6%
BankUnited, Inc.	8,016	176,272
TOTAL FINANCIALS		2,225,777
HEALTH CARE 14.7%
Biotechnology 1.8%
Alexion Pharmaceuticals, Inc.(a)	6,390	456,885
Dendreon Corp.(a)(b)	13,820	105,032
Total		561,917
Health Care Equipment & Supplies 3.3%
CR Bard, Inc.	1,401	119,786
Edwards Lifesciences Corp.(a)	3,880	274,316
Intuitive Surgical, Inc.(a)	420	194,464
Varian Medical Systems, Inc.(a)	6,370	427,618
Total		1,016,184
Health Care Providers & Services 6.0%
AmerisourceBergen Corp.	8,190	304,586
Brookdale Senior Living, Inc.(a)	12,590	218,940
CIGNA Corp.	5,520	231,840
DaVita, Inc.(a)	3,940	298,692
Express Scripts, Inc.(a)	6,170	275,737
Laboratory Corp. of America Holdings(a)	4,370	375,689
Medco Health Solutions, Inc.(a)	2,910	162,669
Total		1,868,153
Health Care Technology 0.5%
Cerner Corp.(a)	2,710	165,987
Life Sciences Tools & Services 1.9%
Agilent Technologies, Inc.(a)	5,810	202,943
Covance, Inc.(a)	5,370	245,516
Waters Corp.(a)	2,110	156,246
Total		604,705
Pharmaceuticals 1.2%
Watson Pharmaceuticals, Inc.(a)	6,400	386,176
TOTAL HEALTH CARE		4,603,122
INDUSTRIALS 12.9%
Air Freight & Logistics 1.7%
Atlas Air Worldwide Holdings, Inc.(a)	4,410	169,476
CH Robinson Worldwide, Inc.	3,070	214,225
Expeditors International of Washington, Inc.	3,704	151,716
Total		535,417
Airlines 0.6%
United Continental Holdings, Inc.(a)	9,650	182,096

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS (cont.)
Commercial Services & Supplies 1.0%
Stericycle, Inc.(a)	4,100	$319,472
Electrical Equipment 3.1%
AMETEK, Inc.	7,965	335,326
Regal-Beloit Corp.	4,640	236,501
Rockwell Automation, Inc.	3,370	247,257
Sensata Technologies Holding NV(a)	6,460	169,769
Total		988,853
Machinery 3.4%
Cummins, Inc.	3,390	298,388
Joy Global, Inc.	4,650	348,610
Navistar International Corp.(a)	5,970	226,144
Pall Corp.	3,270	186,880
Total		1,060,022
Professional Services 0.8%
IHS, Inc., Class A(a)	2,760	237,802
Road & Rail 1.8%
JB Hunt Transport Services, Inc.	4,850	218,589
Kansas City Southern(a)	5,060	344,131
Total		562,720
Trading Companies & Distributors 0.5%
WW Grainger, Inc.	932	174,461
TOTAL INDUSTRIALS		4,060,843
INFORMATION TECHNOLOGY 18.6%
Communications Equipment 0.9%
F5 Networks, Inc.(a)	2,500	265,300
Computers & Peripherals 0.5%
SanDisk Corp.(a)	3,200	157,472
Electronic Equipment, Instruments & Components 0.5%
Trimble Navigation Ltd.(a)	3,880	168,392
Internet Software & Services 1.0%
Rackspace Hosting, Inc.(a)(b)	4,350	187,094
WebMD Health Corp.(a)	3,273	122,901
Total		309,995
IT Services 3.3%
Alliance Data Systems Corp.(a)	2,590	268,946
Cognizant Technology Solutions Corp., Class A(a)	2,510	161,418
Fiserv, Inc.(a)	3,080	180,919
Teradata Corp.(a)	4,140	200,831
Western Union Co. (The)	12,790	233,546
Total		1,045,660
Semiconductors & Semiconductor Equipment 5.8%
Altera Corp.	5,610	208,131
Analog Devices, Inc.	4,850	173,533
Avago Technologies Ltd.	10,220	294,949
KLA-Tencor Corp.	5,460	263,445
Linear Technology Corp.	7,420	222,822
Microchip Technology, Inc.(b)	5,890	215,751
Novellus Systems, Inc.(a)	4,040	166,812
ON Semiconductor Corp.(a)	35,520	274,214
Total		1,819,657

The Accompanying Notes to Financial Statements are an integral part of this statement.

5

Columbia Variable Portfolio – Mid Cap Growth Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY (cont.)
Software 6.6%
Check Point Software Technologies Ltd.(a)	2,926	$153,732
Citrix Systems, Inc.(a)	3,520	213,734
Electronic Arts, Inc.(a)	22,660	466,796
Fortinet, Inc.(a)	5,336	116,378
Intuit, Inc.	7,130	374,967
Red Hat, Inc.(a)	3,520	145,341
Rovi Corp.(a)	7,980	196,148
Solera Holdings, Inc.	3,790	168,807
TIBCO Software, Inc.(a)	9,900	236,709
Total		2,072,612
TOTAL INFORMATION TECHNOLOGY		5,839,088
MATERIALS 5.2%
Chemicals 2.9%
Celanese Corp., Class A	4,840	214,267
CF Industries Holdings, Inc.	3,560	516,129
Solutia, Inc.(a)	10,820	186,969
Total		917,365
Containers & Packaging 0.9%
Crown Holdings, Inc.(a)	8,170	274,349
Metals & Mining 1.4%
Agnico-Eagle Mines Ltd.(c)	3,570	129,662
Cliffs Natural Resources, Inc.	2,570	160,240
Royal Gold, Inc.	2,140	144,300
Total		434,202
TOTAL MATERIALS		1,625,916
TELECOMMUNICATION SERVICES 0.8%
Wireless Telecommunication Services 0.8%
Crown Castle International Corp.(a)	5,660	253,568
TOTAL TELECOMMUNICATION SERVICES		253,568
UTILITIES 0.8%
Electric Utilities 0.8%
ITC Holdings Corp.	3,380	256,474
TOTAL UTILITIES		256,474
Total Common Stocks (Cost: $26,358,539)		$30,807,600
Money Market Funds 2.1%
Columbia Short-Term Cash Fund, 0.141%(d)(e)	659,369	$659,369
Total Money Market Funds (Cost: $659,369)		$659,369

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 3.5%
Repurchase Agreements 3.5%
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $500,008,(f)	0.140%	$500,000	$500,000
Royal Bank of Canada dated 12/30/11, matures 01/03/12, repurchase price $612,764,(f)	0.040%	612,761	612,761
Total			1,112,761
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $1,112,761)			$1,112,761
Total Investments (Cost: $28,130,669)			$32,579,730
Other Assets & Liabilities, Net			(1,198,683)
Net Assets			$31,381,047

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Variable Portfolio – Mid Cap Growth Fund

December 31, 2011

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  At December 31, 2011, security was partially or fully on loan.

(c)  Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $290,128 or 0.92% of net assets.

(d)  The rate shown is the seven-day current annualized yield at December 31, 2011.

(e)  Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$17,237,490	$(16,578,121)	$—	$659,369	$826	$659,369

(f)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$129,671
Fannie Mae REMICS	47,280
Fannie Mae Whole Loan	156
Fannie Mae-Aces	574
Federal Farm Credit Bank	4,404
Federal Home Loan Banks	4,967
Federal Home Loan Mortgage Corp	3,955
Federal National Mortgage Association	8,205
Freddie Mac Gold Pool	55,708
Freddie Mac Non Gold Pool	16,708
Freddie Mac Reference REMIC	1
Freddie Mac REMICS	37,714
Ginnie Mae I Pool	64,880
Ginnie Mae II Pool	86,920
Government National Mortgage Association	21,332
United States Treasury Bill	803
United States Treasury Note/Bond	26,070
United States Treasury Strip Coupon	652
Total Market Value of Collateral Securities	$510,000

Royal Bank of Canada (0.040%)

Security Description	Value
Fannie Mae Pool	$552,606
Fannie Mae REMICS	1,221
Freddie Mac Gold Pool	35,183
Freddie Mac Non Gold Pool	36,006
Total Market Value of Collateral Securities	$625,016

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Variable Portfolio – Mid Cap Growth Fund

December 31, 2011

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Variable Portfolio – Mid Cap Growth Fund

December 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets(b)	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$6,674,699	$—	$—	$6,674,699
Consumer Staples	1,817,470	—	—	1,817,470
Energy	3,450,643	—	—	3,450,643
Financials	2,225,777	—	—	2,225,777
Health Care	4,603,122	—	—	4,603,122
Industrials	4,060,843	—	—	4,060,843
Information Technology	5,839,088	—	—	5,839,088
Materials	1,625,916	—	—	1,625,916
Telecommunication Services	253,568	—	—	253,568
Utilities	256,474	—	—	256,474
Total Equity Securities	30,807,600	—	—	30,807,600
Other
Money Market Funds	659,369	—	—	659,369
Investments of Cash Collateral Received for Securities on Loan	—	1,112,761	—	1,112,761
Total Other	659,369	1,112,761	—	1,772,130
Total	$31,466,969	$1,112,761	$—	$32,579,730

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Statement of Assets and Liabilities – Columbia Variable Portfolio – Mid Cap Growth Fund

December 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $26,358,539)	$30,807,600
Affiliated issuers (identified cost $659,369)	659,369
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $1,112,761)	1,112,761
Total investments (identified cost $28,130,669)	32,579,730
Receivable for:
Investments sold	314,470
Capital shares sold	5,666
Dividends	10,248
Interest	240
Prepaid expense	4,352
Total assets	32,914,706
Liabilities
Due upon return of securities on loan	1,112,761
Payable for:
Investments purchased	268,610
Capital shares purchased	3,236
Investment management fees	19,869
Distribution fees	1,317
Transfer agent fees	1,569
Compensation of board members	38,786
Administration fees	1,569
Expense reimbursement due to Investment Manager	11,144
Other expenses	74,798
Total liabilities	1,533,659
Net assets applicable to outstanding capital stock	$31,381,047

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities (continued) – Columbia Variable Portfolio – Mid Cap Growth Fund

December 31, 2011

Represented by
Paid-in capital	$27,967,918
Excess of distributions over net investment income	(37,529)
Accumulated net realized (loss)	(998,403)
Unrealized appreciation (depreciation) on:
Investments	4,449,061
Total — representing net assets applicable to outstanding capital stock	$31,381,047
*Value of securities on loan	$1,079,588
Net assets applicable to outstanding shares
Class 1	$25,038,078
Class 2	$6,342,969
Shares outstanding
Class 1	3,343,386
Class 2	856,989
Net asset value per share
Class 1	$7.49
Class 2	$7.40

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Operations – Columbia Variable Portfolio – Mid Cap Growth Fund

Year Ended December 31, 2011

Net investment income
Income:
Dividends	$248,690
Interest	106
Dividends from affiliates	826
Income from securities lending — net	2,198
Foreign taxes withheld	(674)
Total income	251,146
Expenses:
Investment management fees	254,946
Distribution fees
Class 2	11,330
Transfer agent fees
Class 1	17,880
Class 2	2,721
Administration fees	29,350
Compensation of board members	10,360
Pricing and bookkeeping fees	1,137
Custodian fees	23,862
Printing and postage fees	26,062
Professional fees	72,605
Chief compliance officer expenses	226
Other	7,467
Total expenses	457,946
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(137,909)
Total net expenses	320,037
Net investment loss	(68,891)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	4,369,863
Foreign currency translations	(237)
Forward foreign currency exchange contracts	(506)
Net realized gain	4,369,120
Net change in unrealized appreciation (depreciation) on:
Investments	(7,046,053)
Net change in unrealized depreciation	(7,046,053)
Net realized and unrealized loss	(2,676,933)
Net decrease in net assets from operations	$(2,745,824)

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Changes in Net Assets – Columbia Variable Portfolio – Mid Cap Growth Fund

	Year ended December 31, 2011	Year ended December 31, 2010
Operations
Net investment loss	$(68,891)	$(72,491)
Net realized gain	4,369,120	6,167,382
Net change in unrealized appreciation (depreciation)	(7,046,053)	1,946,993
Net increase (decrease) in net assets resulting from operations	(2,745,824)	8,041,884
Distributions to shareholders from:
Class 1	—	(19,367)
Total distributions to shareholders	—	(19,367)
Increase (decrease) in net assets from share transactions	1,965,089	(8,166,794)
Total decrease in net assets	(780,735)	(144,277)
Net assets at beginning of year	32,161,782	32,306,059
Net assets at end of year	$31,381,047	$32,161,782
Excess of distributions over net investment income	$(37,529)	$(27)

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class 1 shares
Subscriptions	99,144	798,750	210,312	1,473,233
Fund merger	367,010	3,306,605	—	—
Distributions reinvested	—	—	3,191	19,367
Redemptions	(1,199,845)	(9,737,588)	(1,457,112)	(9,659,071)
Net decrease	(733,691)	(5,632,233)	(1,243,609)	(8,166,471)
Class 2 shares
Subscriptions	120,491	944,316	1,652	11,744
Fund merger	833,758	7,428,463	—	—
Redemptions	(98,912)	(775,457)	(1,697)	(12,067)
Net increase (decrease)	855,337	7,597,322	(45)	(323)
Total net increase (decrease)	121,646	1,965,089	(1,243,654)	(8,166,794)

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Financial Highlights – Columbia Variable Portfolio – Mid Cap Growth Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31,
	2011	2010		2009		2008		2007
Class 1
Per share data
Net asset value, beginning of period	$7.89	$6.07		$4.22		$8.69		$8.86
Income from investment operations:
Net investment income (loss)	(0.02)	(0.02)		0.00	(a)	(0.01)		(0.02)
Net realized and unrealized gain (loss)	(0.38)	1.84		1.85		(3.42)		1.73
Total from investment operations	(0.40)	1.82		1.85		(3.43)		1.71
Less distributions to shareholders from:
Net investment income	—	(0.00	)(a)	—		—		(0.01)
Net realized gains	—	—		—		(1.04)		(1.87)
Total distributions to shareholders	—	(0.00	)(a)	—		(1.04)		(1.88)
Net asset value, end of period	$7.49	$7.89		$6.07		$4.22		$8.69
Total return	(5.07%)	30.08%		43.84%		(44.28%)		19.88%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.31%	1.45%		1.61%		1.25%		1.14%
Net expenses after fees waived or expenses reimbursed(d)	0.90%	0.90	%(c)	0.93	%(c)	1.00	%(c)	1.00	%(c)
Net investment income (loss)	(0.19%)	(0.24	%)(c)	0.05	%(c)	(0.16	%)(c)	(0.18	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$25,038	$32,149		$32,296		$27,524		$62,581
Portfolio turnover	131%	130%		171%		136%		157%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Financial Highlights (continued) – Columbia Variable Portfolio – Mid Cap Growth Fund

	Year ended Dec. 31,
	2011	2010		2009		2008		2007
Class 2
Per share data
Net asset value, beginning of period	$7.81	$6.02		$4.19		$8.67		$8.85
Income from investment operations:
Net investment loss	(0.02)	(0.03)		(0.01)		(0.03)		(0.04)
Net realized and unrealized gain (loss)	(0.39)	1.82		1.84		(3.41)		1.73
Total from investment operations	(0.41)	1.79		1.83		(3.44)		1.69
Less distributions to shareholders from:
Net realized gains	—	—		—		(1.04)		(1.87)
Total distributions to shareholders	—	—		—		(1.04)		(1.87)
Net asset value, end of period	$7.40	$7.81		$6.02		$4.19		$8.67
Total return	(5.25%)	29.73%		43.68%		(44.52%)		19.63%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.50%	1.70%		1.86%		1.50%		1.39%
Net expenses after fees waived or expenses reimbursed(c)	1.15%	1.15	%(b)	1.18	%(b)	1.25	%(b)	1.25	%(b)
Net investment loss	(0.26%)	(0.47	%)(b)	(0.17	%)(b)	(0.38	%)(b)	(0.46	%)(b)
Supplemental data
Net assets, end of period (in thousands)	$6,343	$13		$10		$7		$13
Portfolio turnover	131%	130%		171%		136%		157%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The benefits derived from expense reductions had an impact of less than 0.01%.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Notes to Financial Statements

Columbia Variable Portfolio – Mid Cap Growth Fund / December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – Mid Cap Growth Fund (the Fund), formerly known as Columbia Mid Cap Growth Fund, Variable Series, a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. On May 2, 2011, Columbia Mid Cap Growth Fund, Variable Series was renamed Columbia Variable Portfolio – Mid Cap Growth Fund.

Fund Shares—The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and/or variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans and other qualified institutional investors (collectively, Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure. On May 2, 2011, Class A and Class B shares of the Fund were renamed Class 1 and Class 2 shares, respectively.

Note 2. Summary of Significant Accounting Policies

Use of Estimates—The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good

16

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Mid Cap Growth Fund / December 31, 2011

faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation—The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments—The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts—Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements—The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at December 31, 2011

At December 31, 2011, the fund had no outstanding derivatives.

17

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Mid Cap Growth Fund / December 31, 2011

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(506)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—
Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	10

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition—Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

Expenses—General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders—Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications—Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be

18

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Mid Cap Growth Fund / December 31, 2011

made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees—Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.76% to 0.62% as the Fund's net assets increase. Prior to March 1, 2011, the management fee was equal to 0.65% of the Fund's average daily net assets. The effective management fee rate for the year ended December 31, 2011 was 0.74% of the Fund's average daily net assets.

Administration Fees—Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective March 1, 2011, the Fund pays the Fund Administrator an annual fee rate for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. Prior to March 1, 2011, the administration fee was equal to the annual rate of 0.23% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. The effective administration fee rate for the year ended December 31, 2011 was 0.09% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Prior to March 28, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective March 28, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Other Fees—Other expenses are for, among other things, certain expenses of the Funds or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were $917.

Compensation of Board Members—Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer—The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

19

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Mid Cap Growth Fund / December 31, 2011

Effective April 1, 2011, the Fund's expenses associated with the Chief Compliance Officer are paid directly by Columbia. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fee—Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the average daily net assets attributable to Class 1 and Class 2 shares of the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

Distribution Fees—The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates—Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.90%
Class 2	1.15

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to March 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.90% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended December 31, 2011, these differences are primarily due to foreign currency transactions, net operating loss, deferred trustees expense and deferral/reversal of wash sales. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$63,001
Accumulated net realized loss	733
Paid-in capital	(63,734)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

20

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Mid Cap Growth Fund / December 31, 2011

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31,
	2011	2010
Ordinary income	$—	$19,367

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	562,199
Unrealized appreciation	4,159,836

At December 31, 2011, the cost of investments for federal income tax purposes was $28,419,894 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$5,367,241
Unrealized depreciation	$(1,207,405)
Net unrealized appreciation	$4,159,836

The following capital loss carryforward, determined at December 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2015	$79,128
2016	1,192,248
Total	$1,271,376

For the year ended December 31, 2011, $3,835,615 of capital loss carryforwards was utilized.

Columbia Mid Cap Growth Fund acquired capital loss carryforward in connection with the merger with Seligman Capital Portfolio of $2,566,958 (Note 11). In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $44,042,289 and $52,983,768, respectively, for the year ended December 31, 2011.

Note 6. Lending of Portfolio Securities

Effective March 28, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At December 31, 2011, securities valued at $1,079,588 were on loan, secured by cash collateral of $1,112,761 (which does not reflect calls from collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value

21

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Mid Cap Growth Fund / December 31, 2011

of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to March 28, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to March 28, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period January 1, 2011 through March 27, 2011, there were no custody credits.

Note 8. Affiliated Money Market Fund

Effective March 28, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At December 31, 2011 two unaffiliated shareholder accounts owned 83.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on March 28, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

For the period March 28, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $280 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

For the year ended December 31, 2011, the Fund did not borrow under these arrangements.

Note 11. Fund Merger

At the close of business on April 29, 2011, Columbia Variable Portfolio – Mid Cap Growth Fund acquired the

22

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Mid Cap Growth Fund / December 31, 2011

assets and assumed the identified liabilities of Seligman Capital Portfolio. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Columbia Variable Portfolio – Mid Cap Growth Fund immediately before the acquisition were $32,326,301 and the combined net assets immediately after the acquisition were $43,061,369.

The merger was accomplished by a tax-free exchange of 565,378 shares of Seligman Capital Portfolio valued at $10,735,068 (including $2,445,717 of unrealized appreciation).

In exchange for Seligman Capital Portfolio shares, Columbia Variable Portfolio – Mid Cap Growth Fund issued the following number of shares:

Shares
Class 1	367,010
Class 2	833,758

For financial reporting purposes, net assets received and shares issued by Columbia Variable Portfolio – Mid Cap Growth Fund were recorded at fair value; however, Seligman Capital Portfolio's cost of investments was carried forward.

The financial statements reflect the operations of Columbia Variable Portfolio – Mid Cap Growth Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Seligman Capital Portfolio that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011 Columbia Variable Portfolio – Mid Cap Growth Fund's pro-forma net investment loss, net gain on investments, net change in unrealized appreciation (depreciation) and net decrease in net assets from operations for the year ended December 31, 2011 would have been approximately $(0.1) million, $5 million, $(6.3) million and $(1.4) million, respectively.

Note 12. Significant Risks

Foreign Securities Risk—Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On

23

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Mid Cap Growth Fund / December 31, 2011

June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia Variable Portfolio – Mid Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Mid Cap Growth Fund (formerly Columbia Mid Cap Growth Fund, Variable Series) (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2012

25

Federal Income Tax Information (Unaudited)

Columbia Variable Portfolio – Mid Cap Growth Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended December 31, 2011, $590,309, or, if subsequently determined to be different, the net capital gain of such year.

26

Fund Governance

Columbia Variable Portfolio – Mid Cap Growth Fund

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

27

Fund Governance (continued)

Columbia Variable Portfolio – Mid Cap Growth Fund

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing – Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

28

Fund Governance (continued)

Columbia Variable Portfolio – Mid Cap Growth Fund

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President – Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

29

Fund Governance (continued)

Columbia Variable Portfolio – Mid Cap Growth Fund

Interested Board Member Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Linda J. Wondrack (Born 1964) 225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

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Fund Governance (continued)

Columbia Variable Portfolio – Mid Cap Growth Fund

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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Important Information About This Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund is available only through variable annuity contracts and/or variable life insurance policies issued by participating insurance companies, qualified pension or retirement plans or other eligible investors. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Variable Portfolio – Mid Cap Growth Fund
P.O. Box 8081 Boston, MA 02266-8081

C-1556 A (2/12)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Jr., Pamela G. Carlton, William P. Carmichael, William A. Hawkins and John F. Maher, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Carmichael, Mr. Hawkins and Mr. Maher are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose report to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$176,300	$187,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$44,800	$32,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2011 and 2010, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports and agreed- upon procedures related to fund mergers. Fiscal year 2011 also included Audit-Related Fees for agreed-upon procedures for fund accounting and custody conversions.

During the fiscal years ended December 31, 2011 and December 31, 2010, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$26,500	$23,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal year 2011, Tax Fees also include agreed-upon procedures related to amortization and accretion testing and foreign tax filings.

During the fiscal years ended December 31, 2011 and December 31, 2010, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$225,000	$995,300

In both fiscal years 2011 and 2010, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2010 also includes fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-

adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2011 and December 31, 2010 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$296,300	$1,051,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	February 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	February 22, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	February 22, 2012